As Filed with the Securities and Exchange Commission on June 25, 2007

File No. 333-36975

File No. 811-08397

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 20	☒
AND/OR

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 23	☒

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17TH STREET, SUITE 1600

DENVER, CO 80202

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:  1-888-860-8686

COPIES TO:

CHRISTOPHER J. MARSICO The Marsico Investment Fund 1200 17th Street, Suite 1600 Denver, CO 80202	SANDER M. BIEBER, ESQ. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006
(Name and address of agent for service of process)

It is proposed that this filing will become effective (check the appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE MARSICO INVESTMENT FUND

Prospectus June 25, 2007

Marsico Global Fund

[LOGO]

Marsico Funds

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

YOUR GUIDE TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in The Marsico Investment Fund is appropriate for you. The Marsico Investment Fund is a group of mutual funds. This Prospectus offers solely the shares of the Marsico Global Fund (the “Fund” or the “Global Fund”). The Marsico Investment Fund also offers five other portfolios through a different prospectus: the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, the Marsico International Opportunities Fund, and the Marsico Flexible Capital Fund. The investment adviser for each Fund is Marsico Capital Management, LLC (“Marsico Capital” or the “Adviser”).

We have divided the Prospectus into four sections to make it easy for you to find what you are looking for.

The first section, The Fund, contains a discussion of the objectives, principal risks, performance history and fees of the Fund. In particular, this section tells you four important things about the Fund:

•	The Fund’s investment goal – what the Fund is trying to achieve.

•	The principal investment policies of the Fund – how the Fund tries to meet its investment goal.

•	The investment selection process used by the Fund – what are the Fund’s primary types of investments and principal investment strategies.

•	Risks you should be aware of – what are the principal risks associated with investing in the Fund.

The other three sections of the Prospectus – Who Manages the Fund, How to Buy and Sell Fund Shares, and Financial Highlights – provide more detailed information about how the Fund is managed, the services and privileges available to the Fund’s shareholders, how shares are priced, how to buy and sell shares, and financial information.

A Privacy Notice describing how the Fund protects the privacy of your financial information appears after the Prospectus.

THE FUND

THE GOAL AND PRINCIPAL INVESTMENT POLICIES OF THE FUND

The Global Fund

*	The Global Fund’s goal is to seek long-term growth of capital.

*	The Global Fund is a “diversified” portfolio and invests primarily in the common stocks of U.S. and foreign companies that are selected for their long-term growth potential. The Global Fund may invest in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the U.S. or doing business outside the U.S. (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the U.S., that encompass not less than three different countries overall.

THE FUND’S GOAL may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to the Fund’s goal.

A WORD ABOUT THE FUND: The Fund is a mutual fund, which is a pooled investment vehicle that is professionally managed and that gives you the opportunity to participate in financial markets. The Fund strives to reach its stated goal, although no assurances can be given that it will achieve its goal. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund does not represent a complete investment program. Your investment in the Fund is not guaranteed, and you could lose money by investing in the Fund.

OTHER INVESTMENT POLICIES OF THE FUND

*	The Fund may invest without limit in foreign securities. These securities may be publicly traded in the United States or in foreign markets or both, and may be bought and sold in a foreign currency that the Fund may or may not also hold. The Adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or other considerations.

*	Primarily for hedging purposes, the Fund may use options (including options on securities and securities indices), futures (including futures on securities indices and foreign currencies), and forward contracts on foreign currencies.

*	Under normal market conditions, the Fund may invest up to 10% of its total assets in various types of fixed income securities or variable income securities. Investments in certain categories of income securities, including (i) high-yield securities (which may in some cases be known as “junk bonds” and may be subject to potentially higher risks of default than other debt securities), and (ii) mortgage- and asset-backed securities, will not exceed 5% of the Fund’s total assets for each category. The Fund is not required to maintain any portion of its total assets in fixed or variable income securities.

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*	The Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be sold or disposed of quickly in the normal course of business.

*	The Fund may also invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries or countries. The Fund does not intend to invest in affiliated investment companies. To the extent that the Fund invests in other investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

*	The Fund may at any time hold or invest in cash or cash-equivalents, money market securities, U.S. government obligations, short-term debt securities, high-grade commercial paper, federal agency or government-sponsored enterprise securities, certificates of deposit, repurchase agreements and other investments such as options, futures, short sales, and currency forward contracts, in any amounts that the portfolio manager deems appropriate to facilitate investment strategies, meet redemption requests, or meet other Fund objectives or obligations. Under adverse market conditions or in the event of exceptional redemption requests, the Fund may temporarily invest up to all of its assets in such cash or cash-equivalents and related instruments identified in the previous sentence. This may result in the Fund not achieving its investment goal during that period. Unlimited investments in cash or cash equivalents or related investments could have a negative effect on the Fund’s ability to achieve its investment goal. Regarding certain federal agency securities or government-sponsored enterprise securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

MORTGAGE- AND ASSET-BACKED SECURITIES represent interests in a pool of mortgages or other debt, such as car loans. These securities may involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities. These securities also present other potential risks, such as the risk that borrowers may fail to repay principal or pay interest.

HIGH-YIELD BONDS are corporate debt securities that may present an elevated risk that the issuer may not be able to meet its obligation to repay principal or pay interest. For this reason, high-yield bonds are given low to medium credit ratings by rating agencies such as Moody’s (Ba and lower) and Standard & Poor’s (BB and lower) that are generally below the ratings given to investment-grade corporate bonds, and are considered to be more speculative in nature. The Fund will not purchase corporate debt securities that are rated lower than C by rating agencies at the time of purchase but will not be required to dispose of a security if it is downgraded below this level after the time of purchase.

FIXED INCOME SECURITIES are income-producing securities that pay a specified rate of return. Such securities generally include, without limitation, short- and long-term government, government agency, corporate, or municipal debt obligations that pay a specified

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rate of interest or coupons for a specified period of time, preferred stock that pays fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities.

VARIABLE INCOME SECURITIES are certain types of income securities that may provide for rates of interest that can vary, or for coupon payment features which would provide a variable rate of return.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITS generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. To the extent the Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS are limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”) that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange, American Stock Exchange and NASDAQ. At times PTPs/MLPs may offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments, and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

INVESTMENT COMPANIES are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities. The Fund itself is an investment company portfolio. Other investment companies in which the Fund may invest, to the extent permitted by the 1940 Act, may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

DIVERSIFIED VS. NON-DIVERSIFIED status affects the number and size of the positions that mutual fund portfolios can take in securities of different issuers. All mutual funds must elect to be “diversified” or “non-diversified.” In general, a “diversified” portfolio may not invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase (or instead on a quarterly basis). In contrast, a “non-diversified” portfolio may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the end of each fiscal quarter. As a result, a “non-diversified” portfolio has the ability to invest a greater percentage of its assets in the securities of particular issuers compared to a “diversified” portfolio.

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The Fund is a diversified portfolio. Additionally, the Fund may not invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and may not own more than 10% of the outstanding voting shares of any one issuer.

FOREIGN SECURITIES are securities of issuers that are based in or otherwise economically tied to foreign countries, as further described below. The Fund may invest without limit in foreign securities. Foreign securities include the debt securities of foreign governments and the equity or debt securities of companies principally traded on non-U.S. securities markets, including securities traded in a foreign country as European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or otherwise. Foreign securities also include the equity or debt securities of companies with a principal office outside the United States, and securities of companies that generate more than 50% of their total revenues from business outside the United States. In addition to or as an alternative to trading in non-U.S. markets, securities of foreign companies may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S. – listed foreign securities, American Depositary Receipts (“ADRs”), or otherwise. Such U.S.-traded securities are considered “foreign securities” in which the Fund may invest.

THE INVESTMENT SELECTION PROCESS USED BY THE FUND

In selecting investments for the Fund, the Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

*	The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of this “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed.

*	The Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

*

As part of this fundamental, “bottom-up” research, the Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Adviser in projecting potential earnings growth, and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and

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potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

*	The Adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.

*	The core investments of the Fund generally may include established companies and securities that offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

*	The Fund may invest in certain securities or other investments for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

*	In managing the Fund’s assets, the Adviser seeks to remain mindful of the tax consequences that investment decisions may have on shareholders. However, if the Adviser determines, for example, that a portfolio security should be sold, the holding will be sold notwithstanding any possible tax consequences.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

RISKS IN GENERAL

Domestic and foreign economic growth and market conditions, interest rate levels and political events are among the factors affecting the securities and markets in which the Fund invests. There is a risk that the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. The Fund does not represent a complete investment program. Your investment in the Fund is not guaranteed and you could lose money investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

RISKS OF COMMON STOCKS

The Fund invests primarily in common stocks. As a result, the Fund and its shareholders bear the risks associated with common stock investing. These risks include, without limitation, the financial risk that the Adviser may select individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management or the demand for its products or services. The Fund invests primarily in the securities of companies that are selected for their long-term growth potential.

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The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Fund from realizing the potential value anticipated by the Adviser when it selected the company’s securities for the Fund’s portfolio.

The Fund may invest in some common stocks or other equity securities of companies that may pay substantial dividends or other distributions to the Fund. Such companies could in some cases have less dynamic growth characteristics, or their securities may have less potential for gain than companies or securities that pay lower dividends or no dividends or other distributions. Dividends paid by these stocks may provide a limited cushion against a decline in the price of the stock. However, dividends paid by these stocks may be reduced, suspended or terminated.

To the extent that the Fund invests in other registered investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. Investments in certain registered investment companies also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

The Fund may invest in securities issued by PTPs or MLPs. Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. Tax treatment may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, real estate, energy, and natural resources. Growth may be limited because most cash is paid out to unit holders. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The Fund may invest in convertible bonds or stocks or other securities that may be converted into equity securities. While the value of convertible securities may depend in part on interest rate changes and the credit quality of the issuers, the value of the securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds. Although convertible securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities.

Overall stock market risks may affect the value of the Fund. Over time, stock markets tend to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than stock markets in general.

RISKS OF FOREIGN INVESTING

The Fund may invest without limit in foreign securities. Investments in foreign securities may be riskier than U.S. investments because of factors such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, potential confiscatory taxation or nationalization of companies by foreign governments, withholding taxes, a lack of adequate company information,

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less liquid and more volatile markets, ineffective or detrimental government regulation, political or economic factors that may severely limit business activities, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.

Investments in emerging markets may involve these and other significant risks such as immature economic structures and less developed and more thinly-traded securities markets. The Fund may invest in equity or debt securities or other instruments issued by governments of emerging countries or by companies or other private entities linked to emerging markets, which may present credit risks and other risks in addition to foreign investing risks.

RISKS OF FIXED INCOME AND VARIABLE INCOME INVESTING

The Fund may invest up to 10% of its total assets in various types of fixed income securities and variable income securities. Although the Fund is not required to maintain any portion of its assets in such securities, the Fund and its shareholders may bear the risks associated with fixed income investing and variable income investing. These risks include, without limitation:

Credit Risk: The Fund could lose money if the issuer of a fixed or variable income security cannot meet its financial obligations or goes bankrupt.

Interest Rate Risk: The value of the Fund’s investments in fixed or variable income securities may fall when interest rates rise.

High-Yield Securities: High-yield corporate debt securities with credit ratings that are below investment grade may in some cases be known as “junk bonds,” and may be subject to potentially higher risks of default than other debt securities. These securities are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of these lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing debt securities with higher credit ratings.

Federal Agency or Government-Sponsored Enterprise Securities: Regarding certain federal agency securities or government-sponsored enterprise securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

Preferred Stocks: Unlike interest payments on debt securities, preferred stock dividends are generally fixed in advance, but the company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions. Although preferred stocks may have some attributes of equity securities, the Fund generally treats such securities as income securities or debt securities.

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RISKS OF REITS

The risks of investing in REITs include the potential of a market correction following the strong run-up in REIT share prices and the prices of underlying real estate in recent years. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating-rate debt.

ISSUER CONCENTRATION RISK

In addition, although the Fund is considered a “diversified” portfolio under applicable law, the Fund may at times still hold a relatively concentrated portfolio that may contain fewer securities than the portfolios of certain other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

OTHER RISKS

The Fund may also invest in options, futures and foreign currencies or currency forward contracts, and may enter into short sales of a security the Fund owns (or of a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration). If the Fund engages in these practices, the intent generally would be primarily to attempt to hedge all or a portion of the Fund’s portfolio. Investors should not regard the possible use by the Fund of these practices as a major factor in the performance of the Fund. The Fund is not an appropriate investment vehicle for investors seeking extensive exposure to these types of instruments. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund’s performance. In addition, no assurances can be given that each derivative position will achieve the desired correlation with the security or currency that is being hedged against. No assurances can be given that these instruments will be used, or that they will achieve the desired results.

PERFORMANCE HISTORY

The Fund has not commenced operations as of the date of this Prospectus and therefore does not have historical performance data.

EXPENSES

As an investor in the Fund, you pay certain fees and expenses in connection with your investment in the Fund. The table on the next page describes the fees and expenses you may pay if you buy and hold shares of the Fund. There are no sales loads or exchange fees associated with an investment in the Fund. A redemption fee applies to certain redemptions or exchanges of shares of the Fund. For more information on this fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 22 of this Prospectus. Fund operating expenses are paid out of the assets of the Fund, so their effect is included in the Fund’s share price.

SHAREHOLDER FEES (fees paid directly from your investment)

UMB Fund Services, Inc. (the “Transfer Agent”) currently charges $12.50 for each redemption from an Individual Retirement Account (“IRA account”) and also charges $15.00 for each payment by wire of redemption proceeds from an IRA account. There is also a $12.50 annual maintenance fee charged on retirement accounts. If you request that your redemption be sent via overnight delivery, the Transfer Agent will deduct $15.00 from your account or your proceeds to cover the associated costs. See “Retirement Plan Services” at page 26 for more information.

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REDEMPTION FEES	Global Fund
On shares sold or exchanged (as a percentage of amount redeemed) after holding them for 30 days or less	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Global Fund
Management Fee	0.85%
Distribution and Service (12b-1) Fees(1)	0.25%
Other Expenses(2)(3)	0.50%
Total Annual Fund Operating Expenses(4)	1.60%
(Fee Waivers) Recoupment(4)	(0.85)%
Net Expenses	0.75%

(1)	The Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of the Fund’s average net assets. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment, reduce your investment returns, and may cost you more than paying other types of sales or distribution charges.
(2)	“Other Expenses” are estimated for the current fiscal year. “Other Expenses” may fluctuate from year to year based on the Fund’s investment operations and size.
(3)	These expenses include custodian, transfer agency and administration fees, certain payments to financial services agents for non-distribution expenses, and other customary mutual fund expenses.
(4)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund’s average net assets. This fee waiver may be terminated at any time after December 31, 2007. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The amount of the Fund’s expenses expected to be waived or recouped is shown under the heading “(Fee Waivers) Recoupment.”

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.

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This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Global Fund	$77	$422

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Fund. Actual expenses may be higher or lower than those reflected above.

WHO MANAGES THE FUND

THE INVESTMENT ADVISER

Marsico Capital, located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as the investment adviser to the Fund under an Investment Advisory and Management Agreement (the “Agreement”) with The Marsico Investment Fund (the “Trust”). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to advising the Fund, Marsico Capital provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of Marsico Capital, except as otherwise authorized by the Trust’s Board of Trustees. The Trust pays the salaries and fees of all other trustees of the Trust. For investment advisory services performed for the Fund, the Adviser will receive an annual aggregate fee of 0.85% of average daily net assets of the Fund.

A discussion regarding the basis for the Trustees’ approval of the Agreement between the Fund and the Adviser will be available in the Trust’s annual report to shareholders dated September 30, 2007 (for the period ended September 30, 2007).

THE PORTFOLIO MANAGERS

A team of managers co-manages the Global Fund. The lead members of the team include Corydon J. Gilchrist, Thomas F. Marsico, and James G. Gendelman. Information relating to these team members is provided below. Additional information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund is available in the Fund’s Statement of Additional Information.

Corydon J. Gilchrist, CFA is the portfolio manager of the 21st Century Fund and the Flexible Capital Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at The Principal Financial Group (Invista Capital Management), where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and is a CFA® charter holder.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and manages the investment program of the Focus Fund and the Growth Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

James G. Gendelman is the portfolio manager of the International Opportunities Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

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HOW TO BUY AND SELL FUND SHARES

PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value per share (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the number of shares outstanding. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting in Fund shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that Exchange is open. In addition to Saturday and Sunday, the Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. Your order will be priced at the next NAV calculated after your order is received in good order by the Transfer Agent. The Fund’s investments are valued based on market value, or when market quotations are not readily available, based on fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees. The Fund may use pricing services to assist in determining the market value of the Fund’s investments. The Fund may invest in portfolio securities or instruments that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of these or other investments held by the Fund may change on days when shareholders will not be able to purchase or redeem or exchange Fund shares.

The Fund will fair value price one or more of its portfolio securities if market prices for such securities are not readily available, or if a significant event after market closing affects the value of the securities and renders the closing quotations for the securities stale or unreliable. The Fund will use the fair value prices thereby determined if the Fund’s net asset value would be materially affected. Such significant events could be company-specific (such as earnings reports and merger announcements), country-specific (such as acts of terrorism, natural disasters and economic or political news), or global. The use of fair value pricing may help to assure that on average, foreign security prices (and Fund share prices) may better reflect the values of the securities at the time the Fund’s NAV is calculated, and may reduce opportunities for “time zone arbitrage” (see “Frequent Purchases and Redemptions of Fund Shares” on page 22). However, fair value pricing also may at times result in portfolio security prices (and Fund share prices) that are less objective, not verifiable from independent sources (other than fair value pricing services, if available) and less precise than closing foreign market quotations as measures of market sentiment. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Board of Trustees has authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Fund’s portfolio in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, the S&P 500 Index. The Fund may also fair value price certain of its portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when the Fund calculated its NAV.

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INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT BY MAIL	TO ADD TO AN ACCOUNT BY MAIL
Complete and sign the Account Application or an IRA Application.	Complete the investment slip that is included in your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

• Make your check payable to the Marsico Funds.

• For IRA accounts, please specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:	MAIL THE SLIP AND THE CHECK TO:
Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210

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BY OVERNIGHT DELIVERY, SEND TO:	BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686

BY TELEPHONE	BY TELEPHONE
Telephone transactions may not be used for initial purchases.	You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may call 888-860-8686 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $50 and not greater than $100,000, and will be effective at the NAV next computed after your instruction is received in good order by the Transfer Agent.

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BY INTERNET	BY INTERNET
You may open new accounts through the Marsico Funds website at: www.marsicofunds.com. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 25 of this Prospectus.	You may purchase shares in an existing account through the Marsico Funds website at: www.marsicofunds.com. To establish online transaction privileges, you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 25 of this Prospectus.

TO OPEN AN ACCOUNT BY WIRE	TO ADD TO AN ACCOUNT BY WIRE
Call 888-860-8686 for instructions and to obtain an account number prior to wiring the funds.	Send your investment to UMB Bank, n.a. by following the instructions listed in the column below.

SEND YOUR INVESTMENT TO UMB BANK, N.A. WITH THESE INSTRUCTIONS:

• UMB Bank, n.a.

• ABA#: 101000695

• For Credit to the Marsico Funds

• A/C#: 9870858118

• For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

AUTOMATIC SERVICES

With an initial investment indicate on your application which of the automatic service(s) described on page 27 that you want. Return your application with your investment.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Fund of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You are automatically granted telephone

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transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Fund or its agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth on the previous page.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Transfer Agent receives a properly completed and executed Account Application.

Exchange Privilege: As a convenience, the Fund’s shareholders may exchange all or part of their investment in the Fund for the Marsico Shares of the Columbia Cash Reserves Fund (“Columbia Cash Reserves Fund”), a money market fund advised by Columbia Management Advisors, LLC (and not by Marsico Capital) that invests in a diversified portfolio of high quality money market instruments. THE SHARES OF THE COLUMBIA CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. For important information on this exchange feature, please see page 25 of this Prospectus. Please read the separate prospectus for the Columbia Cash Reserves Fund carefully before making an exchange into the Columbia Cash Reserves Fund. You should also be aware that your exchanges made through this feature may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 22.

ADDITIONAL PURCHASE INFORMATION

If you may need to redeem your investment shortly after your purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 22. The Fund may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund will be required to withhold 28% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Fund is offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

The Fund will not accept your Account Application if you are investing for another person as attorney-in-fact. The Fund will not accept accounts with “Power of Attorney” or “POA” in the registration section of the Account Application.

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All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Fund as a result. The Fund may redeem shares you own in this or any identically registered Marsico Fund account as reimbursement for any such losses. The Fund reserves the right to reject any purchase order for Fund shares and to involuntarily redeem any accountholder’s shares under certain other circumstances as permitted under the 1940 Act, as amended.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security Number, Taxpayer Identification Number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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INVESTMENT MINIMUMS

INVESTMENT MINIMUMS	INITIAL	ADDITIONAL
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest in the Fund indirectly through an intermediary such as a financial services agent (rather than directly with the Fund through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, mutual fund supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, whichever is earlier). You may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, whichever is earlier).

Certain financial services agents may enter into agreements with the Fund or its agents which permit them to confirm orders timely received on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent may be held liable for any resulting losses.

The Fund may pay distribution fees under Rule 12b-1 to financial services agents to cover Fund distribution costs and other costs.

The Fund also may pay administrative fees to financial services agents to cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents. The Fund may seek to reduce administrative fees payable to a financial services agent through commission recapture arrangements, in which a portion of commissions payable to a financial services agent for executing Fund portfolio transactions is credited against such non-distribution-related administrative fees.

The Adviser, at its own expense and out of its legitimate profits, may pay financial services agents to help cover distribution or administrative costs.

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INSTRUCTIONS FOR SELLING FUND SHARES

TO SELL SHARES

BY MAIL

Write a letter of instruction that includes:

•	the name(s) and signature(s) of all account owners

•	your account number

•	the Fund name

•	the dollar or share amount you want to sell

•	how and where to send the proceeds

•	if redeeming from your IRA, please note applicable withholding requirements.

In certain situations, you may be required to obtain a Medallion signature guarantee or provide other documents in order to sell shares. Information about such requirements appears in “Signature Guarantees” on page 23.

MAIL YOUR REQUEST TO:	BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686

BY TELEPHONE

•     You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may redeem Fund shares by calling 888-860-8686. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

• Unless you decline telephone privileges on your Account Application, as long as the Fund takes reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

• You may redeem as little as $500 and as much as $100,000 by telephone redemption.

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BY INTERNET

You may redeem shares through the Marsico Funds website at www.marsicofunds.com. To establish online transaction privileges you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds website” on page 25 of this Prospectus.

SYSTEMATIC WITHDRAWAL PLAN

Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction.

For specific information on how to redeem your account, and to determine if a Medallion signature guarantee or other documentation is required, please see “Signature Guarantees” on page 23 or call 888-860-8686.

As explained under “How to Exchange Shares,” (page 24) shareholders in the Fund may exchange all or part of their investment for shares of the Columbia Cash Reserves Fund. Please read the separate prospectus for the Columbia Cash Reserves Fund carefully before making an exchange into the Columbia Cash Reserves Fund. To redeem shares from the Columbia Cash Reserves Fund, follow the same procedures that apply to redeeming shares of the Fund. If you have any questions about redeeming shares of the Columbia Cash Reserves Fund, please call 888-860-8686. Please note that when redeeming less than all of your shares of the Columbia Cash Reserves Fund, your proceeds will exclude accrued and unpaid income from the Columbia Cash Reserves Fund through the date of the redemption.

If your Systematic Withdrawal Plan provides for the redemption of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” below.

ADDITIONAL REDEMPTION INFORMATION

PAYMENT OF REDEMPTION PROCEEDS

You may sell shares at any time, subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” below. Your shares will be redeemed at the next NAV calculated after your order is received in good order by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receipt of your properly completed request. Payment of the redemption proceeds for shares of the Fund where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Fund and its shareholders from loss. In addition, your investment may be subject to redemption fees for short-term trades as discussed below in “Frequent Purchases and Redemptions of Fund Shares.”

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The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with Medallion signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $15.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds. An additional $12.50 fee is charged for any IRA distributions. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $15.00 from your account or proceeds to cover the associated costs.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is intended primarily for use as a long-term investment vehicle. The Fund is not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by investors have the potential to make the Fund more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Fund, or dilute the value of Fund shares held by long-term investors. The Fund does not have any arrangements with any person to permit frequent short-term purchases and redemptions of Fund shares, and the Transfer Agent may monitor for certain types of frequent trading activity by shareholders. If large and frequent short-term trading by a shareholder is detected, the Fund may take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder’s purchase or exchange privileges. It may not be feasible for the Fund to prevent or detect every potential instance of short-term trading.

“Time zone arbitrage” of mutual funds that hold substantial foreign securities (such as the Fund) is one type of short-term trading that the Fund seeks to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on events which occur after the close of foreign markets, and may not yet be fully reflected in closing foreign quotations that may be used to value mutual fund shares.

The Board of Trustees has adopted policies and procedures with respect to frequent short-term purchases and redemptions of Fund shares by Fund shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, the Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee also may not apply on certain types of accounts approved or ratified by the Fund’s Board of Trustees, such as employee benefit plans including 401(k) plans and 457 plans, multi-account programs, asset allocation programs, wrap programs, or other accounts to which application of the redemption fee is not technologically feasible, or that appear to offer other reasonable safeguards against short-term trading. Please contact the Fund at 888-860-8686 if you have any questions as to whether the redemption fee applies to some or all of your shares.

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The Fund may take other steps to discourage large and frequent short-term trades by investors, including fair value pricing of foreign or other securities as discussed on page 13.

SIGNATURE GUARANTEES

Certain redemption requests must include a Medallion signature guarantee for each owner of the account. The Medallion signature guarantee is designed to protect you and the Fund from fraud.

In particular, when you submit a written request to redeem Fund shares in your account, your request must include the original signature of each owner of the account and a Medallion signature guarantee if any of the following is true:

•	You wish to sell more than $100,000 worth of shares;

•	You change the ownership of your account;

•	You are requesting that redemption proceeds be sent to a different address than your address of record;

•	You are requesting that redemption proceeds be sent by federal wire transfer to a bank other than your bank of record;

•	You are requesting that redemption proceeds be paid to someone other than the account owner;

•	The address on your account (address of record) has changed within the last 15 days;

•	The redemption proceeds are being transferred to a Fund account with a different registration.

You may obtain a Medallion signature guarantee from most banks, credit unions, savings associations, broker-dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the Securities and Exchange Commission. A notary public cannot provide a Medallion signature guarantee. Please note that you must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund at 888-860-8686 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Fund at 888-860-8686 before making your request to determine what additional documents are required.

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REDEMPTION INITIATED BY THE FUND

If your account balance falls below $500, the Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund relating to the minimum balance requirement will not apply if the value of your account drops below $500 because of market performance. The Fund may also close your account and send you the proceeds under certain other circumstances as permitted under the 1940 Act.

REDEMPTION IN KIND

It is currently the Fund’s policy to pay all redemptions in cash. The Fund retains the right, however, to elect at any time to instead pay large redemptions in whole or in part by a distribution in kind of portfolio securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges and taxes, if any, on the sale of any such securities so received in payment of redemptions.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Marsico Fund to another. You may obtain a copy of the prospectus for the Marsico Funds not offered in this prospectus by calling 888-860-8686 or by visiting us online through the Marsico Funds website at www.marsicofunds.com. Please read the separate prospectus for those Funds carefully before making an exchange into another Marsico Fund. You may exchange shares by mail, by telephone or through the Marsico Funds website. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have telephone transaction privileges in order to conduct online transactions. You may establish online exchange privileges by enrolling through the website. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 25 of this Prospectus. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum for exchanging shares under the program. The Fund currently imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. For more information on the redemption fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 22. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment among any of the Marsico Funds, you may also exchange Fund shares for shares of the Columbia Cash Reserves Fund by sending a written exchange request to the Marsico Funds or, if you have established telephone exchange privileges, by calling 888-860-8686. Please read the separate prospectus for the Columbia Cash Reserves Fund carefully before making an exchange into the Columbia Cash Reserves Fund. This exchange privilege is offered as a convenience to the Fund’s shareholders. Please note that when exchanging from the Fund to the Columbia Cash Reserves Fund, you will begin accruing income from the Columbia Cash Reserves Fund the day following the exchange. When exchanging less than all of the balance from the Columbia Cash Reserves Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the Columbia Cash Reserves Fund through the date of exchange.

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The Fund may change, temporarily suspend or terminate the exchange privilege during unusual market conditions or when the Fund determines such action to be in the best interests of the Fund or its shareholders. The Fund will seek to give shareholders 60 days’ notice of any such material change or termination of exchange privileges.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “Instructions for Opening and Adding to an Account,” page 14, or access your account through the Marsico Funds website at www.marsicofunds.com.

ABOUT THE COLUMBIA CASH RESERVES FUND: Please be sure to read the separate prospectus for the Columbia Cash Reserves Fund carefully before investing in that money market fund.

The Columbia Cash Reserves Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Columbia Cash Reserves Fund is managed by Columbia Management Advisors, LLC and not by Marsico Capital. Columbia Management Distributors, Inc. is the distributor of the Columbia Cash Reserves Fund’s shares.

WWW.MARSICOFUNDS.COM

You may visit us online through the Marsico Funds website at www.marsicofunds.com to access information such as each Fund’s recent as well as long-term performance information as it becomes available. You may also view a schedule of the portfolio holdings of the Fund (excluding cash and cash equivalents) as of the end of a month, which is usually posted approximately 30 days after the end of that month. Additionally, the Marsico Funds website offers other resources including daily performance information, quarterly investment reviews and shareholder reports relating to the Fund.

FUND TRANSACTIONS THROUGH THE MARSICO FUNDS WEBSITE

In addition to checking your Fund account balance(s) and historical transactions, you may purchase, redeem or exchange shares of the Fund through the Marsico Funds website at www.marsicofunds.com. You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You will be required to enter into a user agreement through the website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website.

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The Fund imposes an upper limit of $100,000 on purchase and redemption transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecure, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.

There may also be delays, malfunctions or other inconveniences generally associated with use of the Internet. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming or exchanging shares by another method. Neither the Fund, the Transfer Agent, distributor, nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

In addition, neither the Fund, the Transfer Agent, distributor, nor Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

RETIREMENT PLAN SERVICES

The Fund offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail. A $12.50 fee is charged annually for the maintenance of each such account. The Transfer Agent currently charges a distribution fee of $12.50 for each redemption from an IRA account and an additional $15.00 fee for each payment by wire of redemption proceeds from an IRA account. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $15.00 from your account or proceeds to cover the associated costs.

The retirement plans currently available to shareholders of the Fund include:

Traditional IRA and IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and tax-free distributions for qualified distributions.

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403(b): an arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

AUTOMATIC SERVICES FOR FUND INVESTORS

Buying, selling or exchanging shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling 888-860-8686. If the Automatic Service you select provides for the redemption or exchange of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 22.

FOR BUYING SHARES

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

If you do not specify an election, all income dividends and capital gains distributions will be automatically reinvested in shares of the Fund.

FOR EXCHANGING & FOR SELLING SHARES

Automatic Exchange Plan

For making regular exchanges from one Marsico Fund into another Marsico Fund or between a Marsico Fund and the Columbia Cash Reserves Fund. You should be aware that your exchanges made through this plan may be subject to redemption fees as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 22. This plan is available to IRA accounts having a minimum balance of $1,000.

Systematic Withdrawal Plan

For making regular withdrawals from the Fund.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS

Every quarter, Marsico Fund investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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CONFIRMATION

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS

Financial reports will be sent at least semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Fund.

You may elect to receive statements, confirmations and/or regulatory mailings electronically in lieu of paper copies by registering for this feature on the website. For existing accounts, please call 888-860-8686 for instructions.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis to the extent they have income to distribute at such times. You may elect to reinvest income dividends and capital gain distributions in shares of the Fund or receive these distributions in cash. Dividends and any distributions from the Fund are automatically reinvested in the Fund at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 888-860-8686 or send written notification to Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s current portfolio holdings is available in the Fund’s SAI. As explained on page 25 regarding the Fund’s website, a schedule of the portfolio of the Fund (excluding cash and cash equivalents) as of the end of a month is usually posted on the Fund’s website at www.marsicofunds.com approximately 30 days after the end of that month.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional tax information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

As described under “Dividends and Distributions” above, the Fund will seek to distribute all or substantially all of its income and gains to its shareholders each year. The Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

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Generally, the maximum tax rate for individual taxpayers on long-term capital gains from sales and from certain qualifying dividends is 15%. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•

A shareholder will also have to satisfy a more than 60-day holding period of their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because the Fund may invest in foreign securities, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by countries other than the United States. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if the Fund elects to “pass through” foreign taxes, shareholders of the Fund may be able to claim United States foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Internal Revenue Code of 1986, as amended.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them. This is known as “buying a dividend.”

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Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by the Fund for the preceding year. Distributions by the Fund generally will be subject to state and local taxes. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions to you if you fail to provide the Fund with your correct Taxpayer Identification Number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

FINANCIAL HIGHLIGHTS

Financial highlights are not available for the Fund as it has not commenced operations as of the date of this Prospectus.

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THE MARSICO FUNDS PRIVACY NOTICE

MARSICO FOCUS FUND

MARSICO GROWTH FUND

MARSICO 21ST CENTURY FUND

MARSICO INTERNATIONAL OPPORTUNITIES FUND

MARSICO FLEXIBLE CAPITAL FUND

MARSICO GLOBAL FUND

Collectively, the “Marsico Funds”

What You Should Know

We recognize our obligation to keep information about you secure and confidential. It’s important for you to know that we do not sell or share Customer Information with marketers outside the Marsico Funds and the service providers to the Funds. So, there is no need for you to tell us not to. You also need to know that we carefully manage information among our service providers to give you better service, more convenience, and to offer benefits to you.

The Marsico Funds privacy policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former relationship with the Marsico Funds. This notice is provided to you as required by the Federal Financial Privacy Law.

PROTECTING INFORMATION ABOUT YOU FROM MARKETERS OUTSIDE THE MARSICO FUNDS

The Marsico Funds do not sell or otherwise share any Customer Information with marketers outside the Marsico Funds. You don’t need to take any action to prevent disclosure. While we may offer products and services on behalf of outside companies, the Marsico Funds and companies that work for us control the information used to make those offers.

MAKING THE SECURITY OF INFORMATION A PRIORITY

Keeping financial information secure is one of our most important responsibilities. We value your trust, and we handle information about you with care. Your Customer Information is handled by service providers for the Marsico Funds. We limit access to Customer Information to those service providers who need to know that information to provide products and services to you or to maintain or service those products or services.

We maintain physical, electronic and procedural safeguards to protect Customer Information. We continually assess new technology for protecting information and we upgrade our systems when appropriate.

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COLLECTING INFORMATION

We collect and use various types of information to service your accounts, to save you time and money, and to better understand your needs. We want to help you learn more about products and services that may be of interest to you.

We collect the following information about you from the following sources:

1. Information you provide to us on applications and through other means, such as your name, address and Social Security Number.

2. Information about your transactions and account experience with us, such as your account balance, investment history, and information about our communication with you, such as account statements and trade confirmations.

SHARING INFORMATION WITHIN THE MARSICO FUNDS

The Marsico Funds are a group of mutual funds. The Marsico Funds have no employees and do not own subsidiaries, nor are they owned by a parent company. The investment management and other operations are carried out by various service providers that provide the services that you receive on behalf of the Marsico Funds. These include, among others, the investment adviser, the transfer agent, the custodian, the distributor and the administrator.

In order to serve you, the Marsico Funds share Customer Information among the Funds that comprise the Marsico Funds. For example, we provide a statement that consolidates information about your holdings in each Fund onto one statement. This facilitates your understanding of your investment in the Marsico Funds. In addition, if you invest in a new Marsico Fund you may not need to furnish account information more than once. By sharing information about your accounts and relationships among our family of service providers, we can save you time and money and make it easier for you to do business with us.

SHARING INFORMATION WITH COMPANIES THAT WORK FOR US

We may share all types of Customer Information with service providers that work for us to provide you with products and services that you have requested or already receive from us. We share only the information needed to provide those products and services and to provide a good customer experience. These service providers may include financial service providers such as the investment adviser, the custodian, the transfer agent, the distributor and the administrator, and non-financial companies such as data processing companies. These service providers might assist us, for example, in fulfilling your service request, processing your transaction, maintaining company records, or helping us mail account statements and trade confirmations. In addition, we may share any of the types of Customer Information with companies that work for us to provide marketing and other services. All of these companies act on our behalf, are contractually obligated to keep the information that we provide to them confidential, and use the information only to provide the services we’ve asked them to perform for you and us.

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DISCLOSING INFORMATION IN OTHER SITUATIONS

We may also disclose any of the types of Customer Information to non-affiliated third parties when permitted or required by law. This may include a disclosure in connection with a subpoena or similar legal process, an investigation or an audit or examination. We may also share any of the types of Customer Information outside our family of service providers if we have your consent.

MAKING SURE INFORMATION IS ACCURATE

Keeping the information about your account accurate and up-to-date is very important. We provide you with access to account information through various means such as account statements. If you ever find that your account information is incomplete, inaccurate or not current, or if you have any other questions, please contact us by any of the means listed on this page. We will try to update or correct any erroneous information or investigate your inquiry or complaint as quickly as possible.

KEEPING UP-TO-DATE WITH OUR PRIVACY POLICY

The Marsico Funds will provide notice of our privacy policy annually, as long as you maintain an ongoing relationship with us. This privacy notice and the Funds’ privacy policy may change from time to time, but you can always review our current privacy notice on our website at www.marsicofunds.com or contact us for a copy of the privacy policy by calling 888-860-8686.

Our privacy policy applies only to individual Marsico Funds investors who have a direct relationship with us. If you own Marsico Funds in the name of a third party broker-dealer, bank, investment adviser or other financial services provider, that third party’s privacy policy may apply to you and our privacy notice and privacy policy may not.

You may contact us by any of the following means:

By telephone: 888-860-8686

By mail: P.O. Box 3210

Milwaukee, WI 53201-3210

By E-mail: information@marsicofunds.com

The Marsico Funds Privacy Notice is not part of the Prospectus.

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WHERE TO GO FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports will list the holdings in the Fund as of the end of the relevant period, describe Fund performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund’s performance. Annual and semi-annual reports are not yet available for the Fund as it has not yet commenced operations as of the date of this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

1.	Obtain a copy online at www.marsicofunds.com, or call or write us to request a copy at the contact information provided below, and it will be sent without charge:

Marsico Funds

c/o UMB Fund Services, Inc.

P.O. Box 3210

Milwaukee, WI 53201-3210

888-860-8686

www.marsicofunds.com

2.	Call, write or submit an E-mail request to the Public Reference Section of the SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also visit the SEC’s Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling one of the numbers below:

Public Reference Section of the SEC

Washington, D.C. 20549-0102

202-551-8090 or 800-SEC-0330

E-mail address: publicinfo@sec.gov

3.	Go to the SEC’s website (www.sec.gov) and download a free text-only version from the EDGAR Database on the website. The Trust’s SEC Investment Company Act file number is 811-08397.

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THE MARSICO INVESTMENT FUND

•	MARSICO FOCUS FUND

•	MARSICO GROWTH FUND

•	MARSICO 21ST CENTURY FUND

•	MARSICO INTERNATIONAL OPPORTUNITIES FUND

•	MARSICO FLEXIBLE CAPITAL FUND

•	MARSICO GLOBAL FUND

INVESTMENT ADVISER

Marsico Capital Management, LLC

ADMINISTRATOR

UMB Fund Services, Inc.

DISTRIBUTOR

UMB Distribution Services, LLC

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

TRANSFER AND DIVIDEND DISBURSING AGENT

UMB Fund Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

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[MARSICO FUNDS LOGO]

Marsico Funds

P.O. Box 3210, Milwaukee, WI 53201-3210

888-860-8686

The Trust’s Investment Company Act File Number is 811-08397

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STATEMENT OF ADDITIONAL INFORMATION

JUNE 25, 2007

This Statement of Additional Information (also referred to as the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated June 25, 2007 as amended from time to time (the “Prospectus”) for the Marsico Global Fund, a series of The Marsico Investment Fund (the “Trust”). A copy of the Prospectus may be obtained without charge by calling 888-860-8686 or writing to UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210. The Trust offers six investment portfolios, one of which is discussed in this SAI: the Marsico Global Fund. The five other portfolios are: the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, the Marsico International Opportunities Fund and the Marsico Flexible Capital Fund.

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INVESTMENT GOALS AND POLICIES

The Marsico Global Fund (the “Fund” or the “Global Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As indicated in the Prospectus, the Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, the Fund may not:

(1) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

(2) Invest directly in real estate; however, the Fund may own debt or equity securities issued by companies engaged in the real estate business.

(3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than 25% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(5) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

(6) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

(7) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days to the extent necessary to comply with the 33 1/3% limitation. The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Fund from engaging in them: reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts; or the segregation of assets in connection with such contracts. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

In addition to the foregoing, as a fundamental policy, the Fund is a diversified investment company. To help preserve this status, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of the Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each purchase after the time it was purchased do not affect this calculation. As an alternative to making the total asset calculation at the time of each purchase of securities, the Fund may instead determine its status as a diversified company not less frequently than quarterly, and may disregard interim changes in its total assets due to changes in the market value of its investments insofar as such changes might otherwise affect the Fund’s classification as a diversified company.

The Fund is a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To help preserve its status as regulated investment company under the Code, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if at the end of each fiscal quarter, the value of the holdings of the Fund in the securities of such issuer (based on the percentage of total assets those holdings constituted at the end of each fiscal quarter) would exceed 5% of the value of the Fund’s total assets. Fluctuations in the market value of the Fund’s portfolio between fiscal quarters will not cause the Fund to lose its status as a regulated investment company under the Code. In addition, the Fund may not invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

For purposes of the Fund’s restriction on investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications may be so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications published by the Securities and Exchange Commission (“SEC”).

ADDITIONAL INVESTMENT RESTRICTIONS

The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a) The Fund will not enter into any futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(b) The Fund will not sell securities short, unless it owns the security sold short, or has an existing right to obtain a security equivalent in kind and amount to the security sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts shall not be deemed to constitute selling securities short.

(c) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(e) The Fund will not purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of the Fund’s net asset value would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

(f) The Fund may not invest in companies for the purpose of exercising control of management of such companies.

Except as otherwise noted herein and in the Prospectus, the Fund’s investment goal and policies may be changed by a vote of the Trustees without a vote of shareholders.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

This section provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

COMMON STOCK AND OTHER EQUITY SECURITIES

COMMON STOCK

The Fund invests primarily in common stocks. Common stock represents a share of ownership in a company or other issuer, and usually carries voting rights and may be eligible to receive dividends if any are paid. Unlike preferred stock, dividends on common stock are not fixed. Certain risks associated with common stock investing are described in the Prospectus.

The Fund may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.

The Fund may invest in initial public offerings (“IPOs”) of common stock or other equity or debt securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them in the aftermarket soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of IPOs on the Fund’s performance may tend to diminish as the Fund’s assets grow.

CONVERTIBLE SECURITIES

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

WARRANTS AND RIGHTS

Warrants and rights are securities, typically issued with preferred stocks or bonds or common stocks, that give the holder the right to buy a proportionate amount of common stock at a specified “exercise” price, usually at a price that is higher than the market price of the stock at the time of issuance of the warrant or right. The right may last for a specified period of time or indefinitely. The purchaser of a warrant or right expects that the market price of the security will eventually exceed the purchase price of the warrant or right plus the exercise price of the warrant, resulting in a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant or right, the purchaser risks the loss of the entire purchase price of the warrant or right. Warrants may trade in the open market and may be sold rather than exercised. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants may be considered speculative investments. Warrants and rights pay no dividends and generally confer no rights other than a purchase option. If a warrant or right is not sold or exercised by the date of its expiration, the purchaser will lose its entire investment in such a warrant or right.

PARTNERSHIP SECURITIES

The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. Tax treatment may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

HYBRID EQUITY-RELATED SECURITIES AND INVESTMENTS

Certain types of income or debt securities described below, such as preferred stock and index-linked or structured securities or instruments, also may have some attributes of equity securities.

FIXED INCOME SECURITIES AND OTHER DEBT SECURITIES

The Fund may invest up to 10% of its total assets in various types of fixed income or variable income securities. Fixed income securities are income-producing securities that pay a specified rate of return. Such securities generally include, without limitation, short- and long-term government, government agency, corporate or municipal debt obligations that pay a specified rate of interest or coupons for a specified period of time, preferred stock that pay fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities (preferred stock is further described below). Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities.

VARIABLE INCOME SECURITIES

Variable income securities are certain types of income securities that may provide for rates of interest that can vary or float, or for coupon payment features which would provide a variable or floating rate of return.

Investments in certain categories of fixed income or variable income securities are described below.

CORPORATE DEBT SECURITIES

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the debt instrument. Bonds rated C or lower by a rating agency (which may include certain so-called “junk bonds” discussed further under “High-Yield/High Risk Securities” below) are considered by the rating agency to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may decline further during sustained periods of deteriorating economic conditions or rising interest rates. These securities may also be considered to have poor prospects of attaining investment-grade status, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

U.S. GOVERNMENT SECURITIES

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have initial maturities of at least ten years. U.S. government securities also may be deemed to include certain indirect obligations of the U.S. government that are issued by federal agencies and government-sponsored enterprises. Unlike Treasury securities, however, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

Regarding certain federal agency securities or government-sponsored enterprise securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the U.S. Treasury.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Although preferred stocks may have some attributes of equity securities, the Fund generally treats such securities as income securities or debt securities. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

INDEXED/STRUCTURED SECURITIES AND STRUCTURED PRODUCTS

Index-linked, equity-linked, credit-linked and commodity-linked securities can be either debt or equity securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Indexed/structured securities are typically short- to intermediate-term debt or equity securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The purchaser bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Principal and/or interest payments may depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a “structured” product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Other structured products, such as exchange-traded funds, may have substantial attributes of equity securities. Exchange-traded funds generally are intended to track an underlying portfolio of securities, trade like a share of common stock, and may pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise a particular index. As a holder of interests in an exchange-traded fund, the Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

STRIP BONDS

Strip bonds are debt securities that are stripped of their interest component (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

The Fund may invest up to 5% of its assets in the aggregate in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, the perceived credit quality of the issuer, and other factors.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which mutual fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest more regularly and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

The Fund may invest up to 5% of its total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae (also known as the Government National Mortgage Association or GNMA) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund would generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Freddie Mac (also known as the Federal Home Loan Mortgage Corporation or FHLMC) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae (also known as the Federal National Mortgage Corporation or FNMA) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a pool. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon repayment of the underlying loans by the consumers.

Securities issued by U.S. government agencies or government-sponsored enterprises may or may not be guaranteed by the U.S. Treasury. GNMA, a wholly-owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Other government-sponsored enterprises whose guarantees and securities are not backed by the full faith and credit of the U.S. government may include, for example, FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

HIGH-YIELD/HIGH-RISK SECURITIES

The Fund may invest up to 5% of its total assets in debt securities that are rated by the market below investment grade (i.e., securities rated BB or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)). (For split-rated securities, the Fund will generally consider the lowest rating received in computing the 5% test). These securities are often referred to as “high-yield” securities, and may in some cases be known as “junk bonds,” and may be subject to potentially higher risks of default than other debt securities. These lower-rated securities involve a higher degree of credit risk than do investment-grade securities. Credit risk is the risk that the issuer will not be able to make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. In addition, the secondary market on which these types of securities trade may be less liquid than the market for investment-grade securities. The Fund will not purchase debt securities that are rated lower than C by rating agencies (or, if unrated, deemed of equivalent quality) at the time of purchase but will not be required to dispose of a security if it is downgraded below this level after the time of purchase.

The Fund may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the stated limit for investments in high-yield investments by the Fund unless the Fund’s investment adviser deems such securities to be the equivalent of investment-grade securities.

FINANCIAL AND MARKET RISKS OF HIGH-YIELD SECURITIES. Investments in high-yield securities involve a higher degree of financial and market risks that could result in substantial losses. High-yield securities may be more vulnerable than other corporate debt securities to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may be more likely to become involved in bankruptcy or reorganization proceedings. Among the potential problems involved in investments in such issuers is the fact that it may be more difficult to obtain information about the financial condition of such issuers. The market prices of such securities may be subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

DISPOSITION OF HIGH-YIELD SECURITIES. Although the Fund generally will purchase securities for which the portfolio manager expects an active market to be maintained, high-yield securities may be less actively traded than other securities and it may be more difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will generally limit holdings of these securities to amounts that the portfolio manager believes could be readily sold, and overall holdings of such securities would, in any event, be limited as described above.

CREDIT RISKS OF HIGH-YIELD SECURITIES. The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing debt securities with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

OTHER INCOME-PRODUCING SECURITIES

Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Variable rate obligations are debt securities that provide for periodic adjustments in their interest rate. Floating rate obligations are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its net assets in inverse floaters.

The Fund would generally purchase any standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) AND OTHER INVESTMENTS RELATING TO REAL ESTATE

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. To the extent that the Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests.

The risks of investing in REITs also include the potential for a market correction following the strong run-up in REIT share prices and the prices of underlying real estate in recent years. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating rate debt. In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code or to maintain an exemption from registration as an investment company under the

1940 Act. Finally, certain REITs may be self-liquidating, in that a specific term of existence is provided for in trust documents and such REITs run the risk of liquidating at an economically inopportune time.

Although the Fund will not invest directly in real estate, it may invest in other real estate equity securities in addition to REITs. As a result, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•	possible declines in the value of real estate;

•	adverse general or local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	borrower defaults on adjustable rate mortgages and other mortgages;

•	changes in prepayment rates;

•	foreclosures;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.

ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt, erratic, or unfavorable price movements. The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time or at sharply discounted prices. Marsico Capital Management, LLC (“Marsico Capital” or the “Adviser”) will take reasonable steps to bring the Fund into compliance with this policy if the level of illiquid investments exceeds 15%. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) Rule 144A Securities. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities often may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity or other factors, be less than those originally paid by the Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A Securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Such registration may not be feasible, or may not be pursued for other reasons. Securities which are freely tradable under

Rule 144A may be treated as liquid if the Trustees of the Fund are satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Fund’s portfolio if the securities must be treated as illiquid because qualified institutional buyers are not interested in purchasing such Rule 144A Securities.

The Trustees have authorized Marsico Capital to make liquidity determinations with respect to the Fund’s securities, including Rule 144A Securities and commercial paper. Under guidelines established by the Trust’s Board of Trustees, Marsico Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Marsico Capital will also consider whether the paper is traded “flat” (when, for example, the buyer of the security is not responsible for paying interest that has accrued since the last payment because the security is in default) or otherwise in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS. To the extent described in the Prospectus, the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, single stocks, narrow-based stock indices or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts (with the exception of single stock futures and narrow-based stock index futures) are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Single stock futures and narrow-based stock index futures are traded on exchanges designated as contract markets by the CFTC and regulated as securities exchanges by the SEC or on foreign exchanges.

Generally, with respect to futures contracts other than futures on individual stocks or narrow-based stock indices, the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund’s custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. The Fund will comply with Rule 17f-6 under the 1940 Act in maintaining margin payments with any FCMs with which the Fund does business, including by seeking contractual assurances that the FCM segregates customer margin payments from the FCM’s own assets.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund and the Adviser, the Fund and the Adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Generally, although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity costs of foregoing other potential investments.

The Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts.

Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by, for example, selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying debt securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the use of such contracts could benefit the Fund in some cases, the Fund’s overall performance could be adversely affected by entering into such contracts if the portfolio manager’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not achieve the desired correlation with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the set limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates. The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically negotiated to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). These types of hedging may minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

The Fund generally will seek to cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S.-dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S.-dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency.

The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.

The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON SECURITIES. The Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter markets. Such options may include options on single securities, or options on multiple securities such as options on a securities index or on multiple indices.

A put option written by the Fund is “covered” if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund’s custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by the Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund could write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold (in the case of a call option) or bought (in the case of a put option) since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security. The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is a less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Marsico Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount accrued on a daily basis of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy or sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

The Fund could enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligation to the Fund in the event of a default.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of certain foreign currency options) or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on securities exchanges are within the jurisdiction of the SEC, as are other securities traded on exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options, to the extent traded on a securities exchange, must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S.-government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ADDITIONAL DERIVATIVE INSTRUMENT RISKS

Additional risks inherent in the use of derivative instruments include:

•	the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

•	imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	inability to close out certain hedged positions to avoid adverse tax consequences;

•

the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•

leverage risk, or the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and

•

particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Adviser believes the use of derivative instruments will benefit the Fund, the Fund’s performance could be worse than if the Fund had not used such instruments if the portfolio manager’s judgment proves incorrect. When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to “cover” the Fund’s position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund’s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HYBRID INSTRUMENTS

The Fund may invest in certain hybrid instruments (“Hybrid Instruments”). Hybrid Instruments include certain types of potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which all or a portion of the interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction, to the same extent, or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if leverage is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often customized to meet the needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than the number of potential investors in more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund if it invests in Hybrid Instruments.

Certain issuers of Hybrid Instruments known as structured products, such as exchange-traded funds, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits described above under “Structured Products” and below under “Investments in the Shares of Other Investment Companies.”

SHORT SALES

The Fund may engage in “short sales against the box.” This technique involves selling either a security that the Fund owns, or a security equivalent in kind or amount to another security that the Fund has an existing right to obtain, for delivery at a specified date in the future, without the payment of additional cost. The Fund will generally enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain and may lose money.

DEPOSITARY RECEIPTS

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. A sponsored ADR is issued by a depositary that generally has an exclusive relationship with the foreign issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries and is generally created without the participation of the foreign issuer. ADRs, in registered form, are designed for trading on U.S. securities markets. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs associated with a sponsored ADR. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. A depositary of an unsponsored ADR, on the other hand, may not receive information from the foreign issuer, and is under no obligation to distribute shareholder communications, or other information received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts for foreign-based corporations traded in capital markets around the world.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement, the buyer purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or “collateral.” The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Marsico Capital.

The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a party sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Marsico Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

GENERAL CHARACTERISTICS OF FOREIGN SECURITIES AND INSTRUMENTS

Foreign securities are securities of issuers that are based in or otherwise economically tied to foreign countries. For example, without limitation, foreign securities may include the debt securities of foreign governments and the equity or debt securities of companies principally traded on non-U.S. securities markets, including securities traded in a foreign country as EDRs, GDRs, or otherwise. In addition, without limitation, foreign securities may include the equity or debt securities of companies with a principal office outside the United States, and securities of companies that generate more than 50% of their total revenues from business outside the United States. In addition or as an alternative to trading in non-U.S. markets, securities of foreign companies may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, ADRs, or otherwise.

Foreign securities and instruments involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund may be subject to greater price fluctuation than securities of U.S. companies.

Most foreign stock markets are not as large or liquid as in the United States. Commissions on transactions on certain foreign stock exchanges may be generally higher than negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability by the Fund to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments may also seek to levy confiscatory taxes, nationalize or expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, accounting, auditing and reporting requirements. It may be difficult for the Fund’s agents to keep currently informed about foreign corporate actions such as acquisitions or divestitures, rights offerings, dividends, or other matters which may affect the value of portfolio securities. Foreign issuers also may impose burdensome proxy voting requirements that may prevent or discourage the Fund from exercising and voting rights it may have as a shareholder.

Arrangements with foreign custodians are generally necessary to hold Fund assets in foreign countries. These foreign custody arrangements may pose potential risks. A foreign bank or securities depository or other custodian may maintain internal controls that differ from those customarily applicable to U.S. custodians, may face less stringent regulatory scrutiny, and may be subject to less extensive legal or financial protections for asset holders.

Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion.

Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies.

The Fund may invest in the securities of issuers based in emerging markets, which may present greater risks than investing in securities of foreign issuers based in more developed markets in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may be more difficult, and may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, impose burdensome investment or trading requirements, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund’s investments. Issues such as those discussed above will not necessarily limit the Fund’s investments in emerging markets generally, but may do so in the case of certain markets.

SOVEREIGN DEBT SECURITIES

The Fund may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Fund may invest may at times be rated below investment grade if they are subject to ratings. These securities may often offer higher yields than higher-rated securities, but may also be subject to greater risk than higher-rated securities.

Investment in sovereign debt may in some cases involve a relatively high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from sovereign debt securities may generally be subject to withholding taxes by the country in which the governmental issuer is located and may not be recoverable by the Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., high-yield bonds) and may be subject to many of the same risks as such securities. The Fund may have difficulty disposing of certain of these debt obligations at reasonable prices because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer or guarantor, if any. Remedies, if available at all, must in some cases be pursued in the courts of the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the sovereign debt securities in which the Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, the Fund may have few or no effective legal remedies for collecting on such debt.

BRADY BONDS

The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under debt restructuring plans such as those introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, may be issued in various currencies (but primarily the U.S. dollar), and may be traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See “General Characteristics of Foreign Securities and Instruments” above.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future—i.e., beyond normal settlement. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. The Fund does not earn interest on such securities until settlement, and the Fund bears the risk of market value fluctuations in between the purchase and settlement dates. The Fund will segregate cash or liquid assets having an aggregate value equal to the purchase price on the books and records of either the custodian or a broker until payment is made.

INVESTMENTS IN THE SHARES OF OTHER INVESTMENT COMPANIES

The Fund may also invest in the securities of other investment companies to the extent permitted by the 1940 Act. The Fund does not intend to invest in affiliated investment companies. Investment companies are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities. The Fund itself is an investment company portfolio. Other investment companies in which the Fund may invest to the extent permitted by the 1940 Act, may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

The Fund may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries, or countries. If the Fund invests in other registered investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the Fund’s proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. These expenses would be in addition to the advisory, and other expenses that the Fund bears in connection with its own operations. Investments in certain registered investment companies also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

TRUSTEES AND OFFICERS OF THE FUND

The Board of Trustees oversees the management of the Trust and elects its officers. Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve until their successors are elected and qualified or until their resignation or removal. The Trust’s officers are responsible for the day-to-day operation of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below.

INTERESTED TRUSTEE*

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas F. Marsico[1] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President and Chief Executive Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	6	None

1   Mr. Thomas Marsico is considered an Interested Trustee of the Trust because of his affiliation with Marsico Capital Management, LLC, the investment adviser to the Fund. Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

*  Trustees who are “interested persons” of the Fund, as defined in the 1940 Act.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jay S. Goodgold 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1954	Trustee	Since February 2006	Private investor (July 2003 – present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	6	None

Elizabeth Hoffman 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1946	Trustee	Since February 2006	Executive Vice President and Provost, Iowa State University (January 2007 – present); President Emerita and Professor of Economics and Public Affairs, University of Colorado (August 2005 – December 2006); President, University of Colorado (September 2000 – July 2005).	6	None

Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since December 1997	President, and other positions, Koelbel and Company (full service real estate, development, investment, and management company) (more than five years).	6	None

Christopher E. Kubasik 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Trustee	Since February 2006	Chief Financial Officer, Lockheed Martin Corp. (more than five years).	6	None

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (November 2005 – present); President and Vice President of University Advancement at University of South Florida Foundation and University of South Florida (May 2001 – September 2005).	6	None

Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998-2002).	6	None
OFFICERS WHO ARE NOT TRUSTEES
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Christopher J. Marsico[1] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President and Treasurer	Since September 2002	President, Marsico Capital Management, LLC (June 2002-Present); Chief Operations Officer, Marsico Capital Management, LLC (September 1997-June 2002).	N/A	N/A

Mary L. Watson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1959	Vice President and Secretary	Since September 2002	Executive Vice President and Chief Operations Officer, Marsico Capital Management, LLC (June 2002 - Present); Vice President of Client Services, Marsico Capital Management, LLC (September 1997-June 2002).	N/A	N/A

David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1969	Chief Compliance Officer	Since August 2004	Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (August 2004 - present); Senior Compliance Officer, INVESCO Institutional, N.A. (October 2003 - July 2004); Assistant Vice President-Compliance, Berger Financial Group LLC and The Berger Funds (March 2001 - May 2003).	N/A	N/A

Sander M. Bieber 1775 I Street, N.W. Washington, D.C. 20005 DOB: 1950	Assistant Secretary	Since December 1997	Partner, Dechert LLP (law firm) (more than five years).	N/A	N/A

[1]	Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services that the Adviser provides to the Trust. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Trustees shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers. The Committees of the Board include the Audit Committee, Nominating Committee and Valuation Committee.

The primary purpose of the Audit Committee, which meets at least twice annually, is to assist the full Board in fulfilling certain of its responsibilities by overseeing: (i) the integrity of the Trust’s financial statements and the independent audit thereof; (ii) the Trust’s accounting and financial reporting processes and internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal controls of third party service providers; (iii) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iv) the qualifications, independence and performance of the Trust’s independent accountants. The members of the Audit Committee, which is comprised entirely of independent Trustees, are Jay S. Goodgold, Elizabeth Hoffman, Walter A. Koelbel, Jr., Christopher E. Kubasik, Michael D. Rierson and Joseph T. Willett. There were two Audit Committee meetings held during the fiscal year ended September 30, 2006.

The purpose of the Nominating Committee is: (1) to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board (which may include consideration of good faith written recommendations by shareholders of a well-qualified independent trustee candidate, if the recommendation is delivered to the Trust’s address and otherwise complies with requirements adopted by the Board of Trustees, which may be obtained without charge by calling 888-860-8686); (2) to nominate members of committees of the Board and periodically review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee, which is comprised entirely of independent Trustees, are Jay S. Goodgold, Elizabeth Hoffman, Walter A. Koelbel, Jr., Christopher E. Kubasik, Michael D. Rierson and Joseph T. Willett. There were two Nominating Committee meetings held during the fiscal year ended September 30, 2006.

The purpose of the Valuation Committee is to oversee the implementation of the Trust’s valuation procedures and to assist as necessary in overseeing the making of fair value determinations in good faith by the Adviser on behalf of the Board as specified in the valuation procedures established by, and under the general supervision of, the Board of Trustees. The members of the Valuation Committee include Thomas F. Marsico and any one available independent Trustee. The Committee meets on an as-needed basis to establish prices of securities for which market quotations are not readily available or readily determinable pursuant to the Trust’s valuation procedures. Meetings may be held in person or by telephone conference call. The Valuation Committee did not convene during the fiscal year ended September 30, 2006.

For the year ended December 31, 2006, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund is as follows:

INTERESTED TRUSTEE

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(1)	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Thomas F. Marsico	None	Over $100,000

NON-INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(1)	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Jay S. Goodgold(2) (3)	None	Over $100,000

Elizabeth Hoffman(3)	None	None

Walter A. Koelbel, Jr.(2)	None	Over $100,000

Christopher E. Kubasik(2) (3)	None	Over $100,000

Michael D. Rierson(2)	None	Over $100,000

Joseph T. Willett(2)	None	Over $100,000

(1)	As of the date of this Statement of Additional Information, there are no outstanding shares of the Global Fund.
(2)

Messrs. Goodgold, Koelbel, Kubasik, Rierson and Willett are participants in the Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”), which beneficially owns securities of the Trust. The numbers shown above include the interests that these individuals have in the Plan. Messrs. Goodgold, Koelbel, Kubasik, Rierson and Willett disclaim beneficial ownership of securities through participation in the Plan.

(3)	Messrs. Goodgold and Kubasik and Ms. Hoffman joined the Board of Trustees effective February 8, 2006.

COMPENSATION RECEIVED FROM THE TRUST

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

INTERESTED TRUSTEES

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust
Thomas F. Marsico	$0	—	—	$0
J. Jeffrey Riggs(1) (4)	$37,000	—	—	$37,000

NON-INTERESTED TRUSTEES

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust
Jay S. Goodgold(1) (2)	$32,000	—	—	$32,000
Elizabeth Hoffman(2)	$29,000	—	—	$29,000
Walter A. Koelbel, Jr.(1)(3)	$46,000	—		$46,000
Christopher E. Kubasik(1)(2)	$32,000	—	—	$32,000
Michael D. Rierson(1)(3)	$46,000	—	—	$46,000
Joseph T. Willett(1)(3)	$51,000	—	—	$51,000

(1)	Participant in the Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”). Fiscal year 2006 compensation directed to the Plan consisted of $37,000, $32,000, $46,000, $32,000 $46,000 and $51,000 allocated on behalf of Messrs. Riggs, Goodgold, Koelbel, Kubasik, Rierson and Willett, respectively, pursuant to the Plan.
(2)	Messrs. Goodgold and Kubasik and Ms. Hoffman joined the Board of Trustees effective February 8, 2006.
(3)	Aggregate Compensation does not include a fee of $1,000 payable to three Trustees (Messrs. Koelbel, Rierson and Willett) for attending a nominating committee meeting held during fiscal year 2005 for which those Trustees were paid in fiscal year 2006.
(4)	Mr. Riggs resigned his position as Trustee effective November 6, 2006.

The Trustees of the Trust set their level of compensation, which may be subject to change from time to time. Trustees who are officers or employees of the Adviser receive no remuneration from the Trust. Each of the other Trustees is currently paid an annual retainer of $28,000, a fee of $3,000 for each regular meeting attended, and a fee of $2,000 and $1,000, respectively, for each Audit Committee and Nominating Committee meeting attended and is reimbursed for the expenses of attending meetings. Mr. Willett receives an additional $5,000 fee for his role as chairman of the Audit Committee. The Trust adopted the Plan in February 2000 (which was amended and restated as of December 30, 2005) pursuant to which the Trustees may elect to defer part or all of the fees earned by them for serving as Trustees of the Trust.

As of December 31, 2006, the Trustees and Executive Officers of the Trust owned approximately 1.40% of the outstanding shares of the Focus Fund, 2.07% of the outstanding shares of the

Growth Fund, 2.72% of the outstanding shares of the 21st Century Fund, 4.99% of the outstanding shares of the International Opportunities Fund, and 93.82% of the outstanding shares of the Flexible Capital Fund (which commenced operation on December 29, 2006). As of the date of this SAI, there are no outstanding shares of the Global Fund.

Share Ownership of the Fund

As of the date of this Statement of Additional Information, there are no outstanding shares of the Global Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. The Adviser of the Fund is Marsico Capital. Under the terms of the investment advisory agreement (the “Investment Advisory Agreement”), Marsico Capital furnishes overall investment management for the Fund, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Fund’s securities transactions and provides periodic and special reports to the Board of Trustees as required.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.85% of average daily net assets of the Fund.

The Investment Advisory Agreement, with respect to the Fund, will continue in effect for an initial term of not more than two years, and for successive one year periods thereafter, if not sooner terminated, provided that each continuance is specifically approved annually by: (a) the vote of a majority of the Board of Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to the Fund, the vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or (ii) the vote of a majority of the Board of Trustees. The Investment Advisory Agreement is terminable by vote of the Board of Trustees, or with respect to the Fund, by the holders of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with the Fund without penalty on 90 days’ written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). As described in the Prospectus, the Adviser has agreed in a reimbursement agreement effective through December 31, 2007 to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75%. The expense limitation agreement may be terminated any time after December 31, 2007. Pursuant to this reimbursement agreement, the Fund will reimburse the Adviser for any fee waivers or expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed the amounts set forth above and the reimbursement is made within three years after the year in which the Adviser incurred the expense. This reimbursement agreement may only be changed by the Fund’s Board of Trustees.

Bank of America Corporation, either individually or through its subsidiaries, owns 100% of Marsico Capital. Bank of America Corporation, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

Certain officers and directors of Marsico Capital are also officers and trustees of the Trust.

ADMINISTRATION AGREEMENT. Pursuant to an Administration Agreement (the “Administration Agreement”), UMB Fund Services, Inc. (the “Administrator”), 803 W. Michigan Street, Suite A, Milwaukee, WI, 53233, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Trust’s Custodian or Transfer Agent), oversees the Trust’s insurance relationships, prepares securities registration compliance filings pursuant to state securities laws, compiles data for and prepares required notices and reports to the SEC, prepares financial statements for annual and semi-annual reports to investors, monitors compliance with the Fund’s investment policies and restrictions, prepares and monitors the Fund’s expense accruals and causes all appropriate expenses to be paid from Fund assets, monitors the Fund’s status as a regulated investment company under Subchapter M of the Code, maintains and/or coordinates with the other service providers the maintenance of the accounts, books and other documents required pursuant to Rule 31a-1 under the 1940 Act and generally assists in the Trust’s administrative operations. The Administrator is an affiliate of the Fund’s distributor. The Administrator, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, computed daily and payable monthly, based on the Fund’s average net assets at an annual rate beginning at 0.12% and decreasing as the assets of the Fund reach certain levels, subject to a minimum fee of $50,000.

The Trust pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933, as amended and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, advisory and administration fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities, proxy statements, costs of meetings of shareholders, fees paid to Trustees who are not officers or employees of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Trust’s assets, charges of securities pricing services, printing and mailing expenses, administration fees paid to mutual fund supermarkets through which Fund shares are sold, and charges and expenses of dividend disbursing agents, accounting services and stock transfer agents.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the Fund’s Custodian. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments and maintaining certain books and records. The Custodian also performs fund accounting duties for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PricewaterhouseCoopers, LLP (“PwC”), 1670 Broadway, Suite 1000, Denver, CO 80202, serves as the Fund’s independent registered public accounting firm. PWC will audit the Fund’s annual financial statements and review the Fund’s tax returns.

DISTRIBUTION PLAN

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time-to-time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include compensation to the Fund’s Distributor; advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. In addition, the Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Fund), make certain payments on behalf of the Fund for expenses incurred by the Fund for the distribution of Fund shares or for administrative or other expenses incurred by the Fund.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders. While the Plan is in effect, a majority of the Trustees must not be “interested persons” of the Fund as defined in the 1940 Act, the selection and nomination of independent Trustees must be committed to the discretion of the independent Trustees, and any person who acts as legal counsel for the Fund’s independent Trustees must be independent legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund and negotiation of brokerage commission rates are made by the Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. Stated commissions may also apply in the case of securities traded in the over-the-counter market, but in certain cases the price paid by the Fund may include a dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

When effecting a securities transaction on behalf of the Fund, the Adviser may choose to execute through a traditional broker-dealer, an electronic-based alternative trading or communications system (“ATS”), or a combination of both (each or both of which may be separately or together referred to as a “broker”). The Adviser may utilize an ATS to execute a trade for the Fund whenever such a system is available, execution of a trade on the system appears reasonably feasible, and doing so may be potentially beneficial in the particular circumstances surrounding that trade.

In selecting a broker to execute each particular transaction, the Adviser takes a variety of factors into consideration, which may include, without limitation: the best net price available; the commissions or spreads charged; the reliability, expertise, integrity and financial condition of the broker; the size of the order and difficulty in executing it; the possible availability of broker capital to assist in execution; the use of brokerage credits to reduce non-distribution-related administrative service expenses as contemplated in a Board-approved commission recapture program; and the value of the expected contribution of the broker through research and brokerage services to the investment performance of the Fund, and other clients of the Adviser on a continuing basis through client commission benefits as discussed below. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the research or brokerage services offered or provided by the broker. For example, the Adviser will consider client commission benefits such as the research and brokerage services or other brokerage services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Adviser’s other clients. Such research and investment services may include, without limitation, arranging meetings with research analysts or executives of companies that may be potential portfolio investments, providing statistical and economic data, research reports on particular companies and industries, providing broker capital to facilitate trades, and research software, among other products or services. Subject to such policies and procedures as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such research and brokerage services are eligible client commission benefits that provide lawful and appropriate assistance to the Adviser in its investment decision-making responsibilities, and that the amount of commissions is reasonable in relation to the value of all services provided by the broker, including research and other brokerage services, viewed in terms of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Fund and other accounts advised by the Adviser.

Research and investment information and other brokerage services are provided by these and other brokers at no cost to the Adviser and are available for the benefit of other accounts advised by the Adviser, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser’s expenses, it is generally extremely difficult to reliably estimate its value, and, in the opinion of the Adviser, it does not reduce the Adviser’s expenses by a readily determinable amount. The extent to which the Adviser makes use of statistical, research and other non-distribution-related services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no precise formula by which such business is allocated. The Adviser makes such allocations in accordance with its periodic evaluation of the performance of brokers and its judgment of the best interests of the Fund and its shareholders as well as other clients of the Adviser.

The Board of Trustees has adopted the policy of the Adviser to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Fund. Generally, Rule 12b-1(h) prohibits the Fund from compensating a broker-dealer for the promotion or sale of mutual fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

Banc of America Securities, LLC is an affiliate of Marsico Capital and may be designated as an introductory broker on certain Fund transactions.

Since the Fund had not commenced operations as of the date of this Statement of Additional Information, no information regarding brokerage commissions is available.

PERFORMANCE INFORMATION

From time to time, quotations of the Fund’s performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	=	average annual total return

P	=	a hypothetical initial payment of $1,000

n	=	number of years, and

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n = ATVD

Where:

P	=	a hypothetical initial payment of $1,000,

T	=	average annual total return (after taxes on distributions),

n	=	number of years, and

ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n = ATVDR

Where:

P	=	a hypothetical initial payment of $1,000,

T	=	average annual total return (after taxes on distributions and redemption),

n	=	number of years, and

ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemption.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPARISON OF PORTFOLIO PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples may include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the NASDAQ Composite Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 2000 Index, the Russell 3000 Index, the Wilshire 5000 Index, the Lehman Brothers U.S. Aggregate Index, the Morgan Stanley Capital International (“MSCI”) EAFE Index, and the MSCI All Country World Index ex USA.

From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, or other groups of mutual funds, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Inc., Thompson Financial Research, Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations’ tracking results are used to compare the Fund to other funds with similar goals, the Fund may be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of the Fund’s risk. From time to time, the average price-earnings ratio, and other attributes of the Fund’s or the model portfolio’s securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500 Index or other relevant indices or benchmarks. The Fund may also quote mutual fund ratings prepared by independent services or financial or industry publications.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a “risk/return spectrum” which compares the Fund to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit offer a fixed rate of return and are insured up to $100,000 by an agency of the U.S. government.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may include discussions or illustrations of general principles of investing, investment management techniques, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, the effects of compounding, and tax and retirement planning. The Fund may also include discussions of investments in the Fund by employees of the Fund and the Adviser.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnerships, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), two or more issuers controlled by the Fund that are determined to be engaged in the same business, or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and tax-exempt interest for the taxable year is distributed. The Fund seeks to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to seek to make distributions in accordance with the calendar year distribution requirement whenever reasonably feasible.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or additional Fund shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund’s shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. Generally, the maximum tax rate for individual taxpayers is 15% on long-term capital gains from sales and on certain qualifying dividend income. These rates do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the 15% rate for dividends. Distributions resulting from the Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them. This is known as “buying a dividend.”

FUND INVESTMENTS

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

MARKET DISCOUNT. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS; STRADDLES. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. To preserve the Fund’s status as a regulated investment company, the Fund may limit transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

CURRENCY FLUCTUATIONS— “SECTION 988” GAINS OR LOSSES. The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of the Fund’s investments will be maintained and income therefrom calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to the Fund’s distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company. Even if the Fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gains or losses. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning on the date such transaction was closed, if certain conditions are met.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gains from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN TAXES. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including section 988 gains (defined above), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.

The foregoing is only a general description of the foreign tax credit. Because the application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to contact their tax advisors.

DISPOSITION OF SHARES. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder’s basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61 day period beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions and gross proceeds from the redemption of the Fund’s shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund’s shares will be subject to withholding of federal income tax at a current rate of 28% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non- U.S. shareholders may be subject to U.S.-tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

NET ASSET VALUE

Shares are purchased at their net asset value per share. The Fund calculates its net asset value per share (“NAV”) as follows:

NAV Per Share:	(Value of Fund Assets) - (Fund Liabilities)
Number of Outstanding Shares

Net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day that the NYSE is open.

A security listed or traded on a recognized stock exchange is generally valued at its last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale is reported on the valuation date, the most current bid price generally will be used. Other over-the-counter securities for which market quotations are readily available will generally be priced using the last sale price. As described in the Fund’s Prospectus, where quotations are not readily available, the Fund’s investments may be valued at fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Trustees. The Fund may use pricing services to assist in determining market value. In addition, to help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Board of Trustees has authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Fund’s portfolio in certain circumstances where there is a significant change in the value of broadly correlated U.S.-traded securities, as represented by the S&P 500 Index. Debt securities which will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Trustees subject to review and determination of the appropriate price by the Adviser. Debt securities which will mature in 60 days or less are valued at amortized cost if it approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the NAV of the shares of the Fund are generally determined as of such times, except as otherwise discussed in this section. For purposes of determining the NAV of the Fund, all assets and liabilities initially expressed in foreign currencies will generally be converted into United States dollars at the spot rate of such currencies against United States dollars furnished by a pricing service approved by the Trustees. To the extent practicable, foreign currency exchange rates will be determined as of or near the close of the NYSE, but in the case of certain instruments, foreign currency exchange rates may be determined some hours prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE that may not be reflected in the computation of NAV. As described above and in the Fund’s Prospectus, however, if during such periods significant events occur that materially affect the value of such securities and render the closing market quotations for such securities stale or unreliable, the securities may be valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Trustees.

The Fund’s NAV will be calculated separately from the NAV of any other portfolio of the Trust. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all portfolio securities and investments, net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series. The Fund will be charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust’s Funds. Subject to the provisions of the Trust’s organizational instrument, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets with respect to a particular series of the Trust, are conclusive.

CAPITAL STRUCTURE

DESCRIPTION OF SHARES. The Trust is an open-end management investment company organized as a Delaware statutory trust on October 1, 1997. The Trust’s Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest. Each share of the Fund has equal voting, dividend, distribution and liquidation rights.

Shares of the Trust have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Trust’s shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or applicable Delaware law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a “majority of the outstanding shares” (as defined in the 1940 Act) of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or Rule 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a “majority of the outstanding shares” (as defined in the 1940 Act) of such fund. However, the rule also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Trust voting without regard to particular funds. Notwithstanding any provision of Delaware law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Trust outstanding (or of a class or series of the Trust, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Trust Instrument provides that, to the extent consistent with Delaware law and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Trust outstanding (or of a class or series).

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

HOW TO BUY AND SELL FUND SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend or holiday closings, or (b) during which trading on the NYSE is restricted as determined by the SEC; (2) for any period during which an emergency exists, as determined by the SEC, as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the Fund are purchased within (before or after) 30 days of the sale.

The Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The redemption fee is calculated on a first in first out (“FIFO”) basis.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

1. An original written Letter of Instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $100,000, the written request must be Medallion signature guaranteed. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies who participate in the Securities Transfer Association Medallion Program.

2. A certified Corporate Resolution that states the date the Resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

When redeeming the Marsico shares of the Columbia Cash Reserves Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption.

AUTOMATIC INVESTMENT PLAN. The Fund offers an Automatic Investment Plan whereby an investor may automatically purchase shares of the Fund on a regular basis ($50 minimum per transaction). Under the Automatic Investment Plan, an investor’s designated bank or other financial institution debits a pre-authorized amount on the investor’s account each designated period and applies the amount to the purchase of the Fund’s shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). Also, the Fund must be qualified for sale in those states in which it is required. You may enroll in the Automatic Investment Plan by completing the appropriate section of the Account Application. If you wish to establish an Automatic Investment Plan after your account has been opened, please contact the transfer agent at 888-860-8686.

Automatic Investment Plan transactions are scheduled for the 5th, 10th, 15th, and 20th of every month. Transactions also may be scheduled monthly, quarterly, semi-annually or annually. No service fee is currently charged by the Fund for participation in the Automatic Investment Plan. A $20 fee will be imposed by the Fund if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction and your purchase will be canceled. You will also be responsible for any losses suffered by the Fund as a result. You may adopt the Automatic Investment Plan at the time the account is opened by completing the appropriate section of the Account Application. Changes to bank information must be made in writing and signed by all registered holders of the account with Medallion signatures guaranteed. A full redemption of all funds from your account will automatically discontinue Automatic Investment Plan privileges. Termination instructions must be received by the Fund five business days prior to the effective date of termination.

SYSTEMATIC WITHDRAWAL PLAN. The Fund offers a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Systematic Withdrawal Plan) be distributed to you at regular intervals. The redemption takes place on the 5th, 10th, 15th, or 20th of the month but if the day you designate falls on a Saturday, Sunday, or legal holiday, the distribution shall be made on the following business day unless that business day falls on year end, in which case it will occur on the prior business day. Any changes made to the distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Fund reserves the right to terminate or modify the Systematic Withdrawal Plan upon 60 days’ written notice. Withdrawals involve redemption of funds and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Transfer Agent by calling 888-860-8686.

RETIREMENT PLANS. The Fund offers retirement plans that may allow investors to shelter some of their income from taxes. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available by calling the Transfer Agent at 888-860-8686.

HOW TO EXCHANGE

As explained in the Prospectus, the Trust offers an exchange program whereby shares of any Marsico Fund may be exchanged for shares of another Marsico Fund that is available for investment at that time. In addition, shareholders may exchange all or a portion of their investment from the Fund for the Marsico shares of the Columbia Cash Reserves Fund, a money market fund managed by Columbia Management Advisors, LLC (not by Marsico Capital), and distributed by Columbia Management Distributors, Inc. This exchange privilege is further described in the Prospectus, and further information about the Marsico shares of the Columbia Cash Reserves Fund is provided in a separate prospectus for that money market fund.

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UMB Fund Services, Inc., the Fund’s transfer agent, receives a service fee from the Columbia Cash Reserves Fund at the annual rate of 0.25% of the average daily NAV of the shares of the Fund exchanged into the Marsico shares of Columbia Cash Reserves Fund. UMB Fund Services, Inc. is an affiliate of the Fund’s distributor.

DISTRIBUTION

The Trust has entered into a distribution agreement with UMB Distribution Services, LLC (the “Distributor”). Under the agreement, the Distributor serves as the Fund’s principal underwriter and acts as exclusive agent for the Fund in selling its shares to the public. For the marketing and distribution services provided, the Fund pays the Distributor a fee at the annual rate beginning at 0.02% of the Fund’s average daily net assets and decreasing as the assets of the Fund reach certain asset levels, subject to a minimum annual fee of $25,000. These distribution fees are limited to 0.25% of the Fund’s average daily net assets. If the distribution fees exceed 0.25% of the Fund’s average daily net assets, the Fund will not pay the difference. Any amount in excess of 0.25% will be borne by Marsico Capital, and not recouped by Marsico Capital from the Fund thereafter. The Distributor is an affiliate of the Fund’s Administrator and transfer agent.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted Codes of Ethics governing personal trading activities of all officers, Trustees and employees of the Trust, all officers, principals and employees of the Adviser, and certain officers of the Distributor. Under the Trust’s and Adviser’s Codes, these persons are generally restricted from purchasing common stocks and certain other securities. Under the Distributor’s Code, while these persons may invest in securities, including those that may be purchased or held by the Fund, the personal trading of such persons is subject to certain restrictions including blackout periods and preapproval requirements for limited offerings and initial public offerings. The Trust, Adviser and Distributor have developed procedures for administration of their respective Codes.

PROXY VOTING

The Board of Trustees of the Trust has adopted a proxy voting policy pursuant to which the Trustees have delegated proxy voting responsibility to Marsico Capital and approved Marsico Capital’s proxy voting policies and procedures (the “Marsico Capital Policy”) (described below). The Trustees initially reviewed and approved the Marsico Capital Policy and will review and approve any material amendments to the policy. In the event that Marsico Capital is aware that a material conflict of interest may arise between the interests of the Fund or its shareholders and the interests of Marsico Capital or certain affiliates of Marsico Capital and the Fund in how proxies will be voted, Marsico Capital will generally follow alternative voting procedures that generally take the voting decision away from Marsico Capital. Such alternative procedures may include, without limitation: (i) directing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders; (ii) directing the proxies to be voted in accordance with the recommendations of an independent service provider that Marsico Capital may use to assist it in voting proxies; (iii) notifying the Trust’s Board of Trustees or a designated Board committee or their representative of the conflict of interest (if practical), and seeking a waiver of the conflict to permit Marsico Capital to vote the proxies consistent with its proxy voting policy; (iv) abstaining from voting (or taking no action on) the proxies with the consent of the Trust’s Board of Trustees or a designated Board committee or their representative; or (v) forwarding the proxies to the Trust’s Board of Trustees or a designated Board committee or their representative, so that the Board or committee or representative may vote the proxies themselves. Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30 of each year is available (1) without charge, upon request, by calling 888-860-8686, and (2) on the SEC’s website at www.sec.gov.

The Marsico Capital Policy is designed to generally assure that proxies are voted in the best economic interests of Marsico Capital’s clients (including the Fund). Because Marsico Capital generally seeks good management in the companies it invests in on behalf of its clients, and generally has confidence that these managers seek to serve shareholders’ best interests, it believes that voting in clients’ best economic interest generally means voting with management, except in unusual cases. Marsico Capital generally reviews proxy proposals as part of its normal monitoring of portfolio companies and their management. Marsico Capital may choose to vote against management recommendations at times. Marsico Capital may also abstain from voting (or may take no action on) proxies from time to time, such as when the proxies are issued by companies that Marsico Capital has decided to sell, when foreign issuers impose burdensome or unreasonable voting requirements, or as an alternative to voting with management. Marsico Capital also may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico Capital’s control. In addition, Marsico Capital seeks to identify situations in which a material conflict of interest may arise between the interests of Marsico Capital’s clients (such as the Fund) and the interests of Marsico Capital or certain affiliates of Marsico Capital or the Fund in how proxies will be voted. For example, Marsico Capital compares proxy issuers with a list of its significant corporate clients and known public affiliates and asks analysts if they are aware of any major business relationships with proxy issuers.

PORTFOLIO MANAGER

PORTFOLIO MANAGER. Thomas F. Marsico, Corydon J. Gilchrist and James G. Gendelman co-manage the Fund. The following table lists the number and types of accounts (other than the Marsico Funds) managed by each of Mr. Marsico, Mr. Gilchrist and Mr. Gendelman and the assets under management in those accounts as of September 30, 2006.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Thomas F. Marsico	35	$24,954.2	14	$2,011.20	32,979 (32,785 are wrap accounts)	$26,121.8	$53,087.2
Corydon J. Gilchrist	2	$2,123.5	0	$0	6,344 (6,341 wrap clients)	$2,057.8	$4,181.3
James G. Gendelman	14	$7,262.7	0	$0	8	$516.2	$7,778.8

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed by using similar investment strategies. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Trust and the Adviser, including the Adviser’s Code of Ethics.

PORTFOLIO MANAGER COMPENSATION. The compensation package for all employees of Marsico Capital, including portfolio managers, is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

PORTFOLIO MANAGER FUND OWNERSHIP. Since the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the portfolio manager does not beneficially own any equity securities of the Fund.

DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS

The Fund has adopted the following policies and procedures relating to disclosure of the Fund’s current portfolios. The policies and procedures are primarily implemented through related policies and procedures of the Trust and Marsico Capital, including the Trust’s policies and procedures addressing market timing, the Trust’s Code of Ethics, and Marsico Capital’s insider trading policies and procedures. Taken together, these policies and procedures seek to assure that information about the Fund’s current portfolios is not misused and appropriately addresses the potential for material conflicts of interest, while allowing disclosure of such information when appropriate to the Fund’s operations or generally in the interests of the Fund’s shareholders, and when there are reasonable expectations that disclosure of the current portfolio will not compromise the integrity or performance of the Fund.

These policies and procedures are primarily designed to address disclosures that identify the Fund and provide detailed information (including specific numbers of securities) about the Fund’s current portfolio (“current portfolio of the Fund”). Information about securities holdings that are not identified as holdings of the Fund (such as, without limitation, information about aggregate holdings of multiple clients of the Adviser), or information that identifies the Fund and only one or a small number of holdings of the Fund without providing other detailed information about the Fund’s current portfolio, generally does not expose the Fund to the harm that this policy seeks to avoid in preserving the confidentiality of information about the Fund’s current portfolio.

Disclosure of Current Portfolio of the Fund to Shareholders and the Public. Under these policies and procedures a schedule of the portfolio of the Fund (excluding cash and cash equivalents) as of the end of a month is usually posted on the Marsico Funds website at www.marsicofunds.com approximately 30 days after the end of that month. Each calendar month’s information will remain accessible on that website until the posting of the following month’s schedule of holdings. You may view the Fund’s schedule of portfolio holdings for the most recently posted month online at www.marsicofunds.com or obtain a copy of the schedule by calling 888-860-8686. The Fund also files a complete schedule of the portfolio holdings of the Fund on Form N-Q (for the first and third quarters of each fiscal year) and in the Trust’ semi-annual and annual reports (for the second and fourth quarters of each fiscal year). Upon filing, the Fund’s Forms N-Q and semi-annual and annual reports are available on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

The Use of Current Portfolio of the Fund In Connection With Fund Operations. The Fund or Marsico Capital may disclose information about the current portfolio of the Fund to persons involved in Fund operations and related activities, including persons which, by explicit agreement or by virtue of fiduciary or other duties to the Fund or Marsico Capital, are required to maintain the confidentiality of the information disclosed, or to other persons that the Fund or Marsico Capital reasonably believe will not misuse the disclosed information, or to persons who are legally entitled to receive the information. These persons include: The Fund’s Independent Trustees; Marsico Capital and its officers, directors, and employees; compliance, auditing, and other access persons of affiliates of Marsico Capital subject to a code of ethics; the Fund’s auditors; the Fund’s custodian and fund accountant; the Fund’s administrator; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; proxy voting service providers; financial printers; pricing service vendors to the Fund or Marsico Capital; counsel to the Fund, to Marsico Capital, or to the Independent Trustees; regulatory authorities; and other service providers to the Fund or Marsico Capital.

Other Uses Of Current Portfolio of the Fund. In addition, the Fund or Marsico Capital may from time to time disclose information about the current portfolio of the Fund to certain parties not directly involved in Fund operations such as, for example, software system vendors that provide general services to Marsico Capital; third parties that calculate information derived from holdings for use by the Trust, Marsico Capital, or its affiliates; and ratings and rankings organizations. Disclosures of this type are generally reviewed by the Fund’s Chief Compliance Officer or other Fund officers to determine whether, based on the specific facts and circumstances, the disclosure appears unlikely to result in harm to the Fund. Entities receiving this information generally must have non-disclosure agreements in place, or must have other control mechanisms reasonably designed to ensure that the disclosed information will not be misused (such as contractual, fiduciary, or other legal duties that foster reasonable expectations that the disclosed information will be protected), or must otherwise agree that: (a) the information will be kept confidential, (b) no employees shall use the information to effect trading for the entity or for employees’ personal benefit, and (c) the nature and type of related information that they, in turn, may disclose to third-parties is reasonably limited. Certain entities have been approved to receive information about the current portfolio of the Fund as described in this paragraph. Ongoing operations may at times necessitate that persons not listed below receive information about the current portfolio of the Fund, or that persons listed below may no longer receive such information.

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Software system vendors, including providers of trade order management systems (Macgregor XIP), investment advisory accounting systems (Advent Software, Inc.), and commission tracking software (Cogent Consulting LLC), that may receive lists of securities contained in portfolios managed by Marsico Capital, including the current Fund portfolio, with or without weightings, in order to provide relevant software services to Marsico Capital;

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Research services (Factset, Bloomberg, and Institutional Shareholder Services) that may receive lists of securities contained in portfolios managed by Marsico Capital, including the current Fund portfolio, with or without weightings, in order to provide investment research or investment attribution analysis information to Marsico Capital;

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Portfolio analysis services (Factset and Mellon Analytical Solutions), which may receive lists of securities contained in portfolios managed by Marsico Capital, including the current Fund portfolio, with or without weightings, in order to provide statistical reports on portfolio characteristics and investment attribution analysis;

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Ratings and rankings organizations (Morningstar and Lipper), which may receive lists of securities contained in portfolios managed by Marsico Capital, including the current Fund portfolio, with or without weightings, in order to track performance and portfolio characteristics.

The Trust and Marsico Capital review the above list from time to time. The frequency of disclosure varies and may be as frequent as daily, with no lag.

The Fund does not regard information about the portfolio of the Fund that is more than six months old as current, and such information is not subject to these policies or procedures. Neither the Trust nor Marsico Capital knowingly enter into any arrangements in which they would receive compensation or other consideration in exchange for the disclosure of the Fund’s current portfolio.

The Board of Trustees of the Trust exercises oversight of disclosure of the current portfolio of the Fund by reviewing and approving the related Fund and Marsico Capital policies and procedures discussed above, receiving periodic reports and other information about any material violations of these policies and procedures, and periodically reviewing and ratifying other relevant documents such as the Prospectus and Statement of Additional Information.

SERVICE PROVIDERS

Investment Adviser

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202

Administrator

UMB Fund Services, Inc., 803 W. Michigan Street, Suite A, Milwaukee, WI 53233

Distributor

UMB Distribution Services, LLC, 803 W. Michigan Street, Suite A, Milwaukee, WI 53233

Counsel

Dechert LLP, 1775 I St., NW, Washington DC 20006-2401

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, CO 80202

Transfer and Dividend Disbursing Agent

UMB Fund Services, Inc., 803 W. Michigan Street, Suite A, Milwaukee, WI 53233

APPENDIX A

RATINGS OF INVESTMENT SECURITIES

A rating from a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

MOODY’S INVESTORS SERVICE, INC. RATINGS

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A - 1

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR’S CORPORATION RATING

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A - 2

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)(1)	Trust Instrument (1)

(2)	Amended Schedule A to the Trust Instrument (to be filed by amendment)

(3)	Certificate of Trust (1)

(b)	By-Laws (1)

(c)	Not Applicable

(d)(1)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Focus Fund (2)

(2)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Growth Fund (2)

(3)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico 21st Century Fund (2)

(4)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico International Opportunities Fund (2)

(5)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Flexible Capital Fund (3)

(6)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Global Fund (filed herewith)

(e)(1)	Amended and Restated Distribution Agreement (4)

(2)	Amended Schedule A to the Amended and Restated Distribution Agreement (filed herewith)

(f)	Marsico Investment Fund Trustees Deferred Fee Plan (5)

(g)(1)	Custodian Agreement (6)

(2)	Amendment to Custodian Agreement (7)

(h)(1)	Amended and Restated Administration Agreement (4)

(2)	Amendment to Amended and Restated Administration Agreement (8)

(3)	Amended Schedule A to the Amended and Restated Administration Agreement (filed herewith)

(4)	Amended and Restated Transfer Agency Agreement (4)

(5)	Addendum to Transfer Agency Agreement (4)

(6)	Addendum to Transfer Agency Agreement (8)

(7)	Amended and Restated Schedule C to the Amended and Restated Transfer Agency Agreement (2)

(8)	Amended Schedule A to the Amended and Restated Transfer Agency Agreement (filed herewith)

(9)	IRA Custodial Agreement and Disclosure Statement (6)

(10)	Expense Reimbursement Agreement relating to the Marsico Focus Fund, the Marsico Growth Fund, the Marsico International Opportunities Fund, the Marsico 21st Century Fund, the Marsico Flexible Capital Fund and The Marsico Global Fund (filed herewith)

(11)	Master Accounting Services Agreement (filed herewith)

(i)	Opinion and Consent of Counsel (filed herewith)

(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(k)	Not Applicable

(l)	Initial Capital Agreement (6)

(m)(1)	Distribution and Service Plan (9)

(2)	Dealer Agreement (10)

(n)	Not Applicable

(p)	Code of Ethics of the Marsico Investment Fund and Marsico Capital Management, LLC (5)

(1)	Filed in Registrant’s initial Registration Statement (333-36975) on October 1, 1997 and incorporated by reference herein.
(2)	Filed in Registrant’s Registration Statement (333-36975) on November 29, 2004 and incorporated by reference herein.

(3)	Filed in Registrants Registration Statement (333-36975) on December 18, 2006 and incorporated by reference herein.
(4)	Filed in Registrant’s Registration Statement (333-36975) on November 27, 2002 and incorporated by reference herein.
(5)	Filed in Registrant’s Registration Statement (333-36975) on January 31, 2006 and incorporated by reference herein.
(6)	Filed in Registrant’s Registration Statement (333-36975) on December 2, 1997 and incorporated by reference herein.
(7)	Filed in Registrant’s Registration Statement (333-36975) on January 28, 2002 and incorporated by reference herein.
(8)	Filed in Registrant’s Registration Statement (333-36975) on January 30, 2004 and incorporated by reference herein.
(9)	Filed in Registrant’s Registration Statement (333-36975) on May 31, 2000 and incorporated by reference herein.
(10)	Filed in Registrant’s Registration Statement (333-36975) on November 19, 1998 and incorporated by reference herein.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Trust’s shares are sold through broker-dealer intermediaries that establish single, omnibus accounts with the Trust’s transfer agent. As a result of this arrangement, and as of December 31, 2006, National Financial Services Corp. could be deemed to own in excess of 25% of the outstanding shares of the Focus and 21st Century Funds and Charles Schwab & Co., Inc. could be deemed to own in excess of 25% of the outstanding shares of the 21st Century and International Opportunities Funds.

The beneficial owners of these shares, however, are the individual investors who maintain accounts with these broker-dealer intermediaries.

ITEM 25.	INDEMNIFICATION

Reference is made to Article IX, Section 2, of the Registrant’s Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Article IX, Section 2 of the Trust Instrument provides in part that a Trustee, officer, employee, manager, or agent of the Trust shall be indemnified by the Trust against liability and all expenses reasonably incurred or paid by such person in connection with any claim, action, suit, or proceeding in which such person becomes involved because of his or her official relationship to the Trust unless: (i) such person was adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard for his duties to the Trust; or (ii) in the event of a Settlement unless one of the conditions set forth in the Trust Instrument is satisfied.

Section 5 of the Amended and Restated Distribution Agreement between the Registrant and UMB Distribution Services, LLC provides for indemnification of UMB Distribution Services, LLC, in connection with certain claims and liabilities to which UMB Distribution Services, LLC, in its capacity as Registrant’s Distributor, may be subject. A copy of the Amended and Restated Distribution Agreement is incorporated by reference herein as Exhibit (e). Article V. B. of the Amended and Restated Transfer Agent Agreement between the Registrant and UMB Fund Services, Inc. similarly provides for indemnification of UMB Fund Services, Inc. in connection with certain claims and liabilities to which UMB Fund Services, Inc., in its capacity as Registrant’s Transfer Agent, may be subject. A copy of the Amended and Restated Transfer Agency Agreement is incorporated by reference herein as Exhibit (h)(4).

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Marsico Capital Management, LLC serves as the investment adviser for the Registrant. The business and other connections of Marsico Capital Management, LLC are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Marsico Capital Management, LLC (No. 801-54914) as currently filed with the SEC which is incorporated by reference herein.

ITEM 27.	PRINCIPAL UNDERWRITER

(a)	UMB Distribution Services, LLC currently serves as distributor of the shares of Access Capital Community Investment Fund, Inc., Green Century Funds, Adelante Funds, Cheswold Lane Funds, Columbus Funds, Inc., Lotsoff Capital Management Investment Trust, Nakoma Mutual Funds, SPARX Funds Trust and the UMB Scout Funds.

(b)	To the best of Registrant’s knowledge, the officers of UMB Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UMB DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Peter J. Hammond 803 W. Michigan Street Suite A Milwaukee, WI 53202	President	None

Christine L. Mortensen 803 W. Michigan Street Suite A Milwaukee, WI 53202	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Suite A Milwaukee, WI 53202	Secretary	None

(c)	Commissions and other compensation earned, directly or indirectly, from the Registrant during the fiscal period ended September 30, 2006 by Registrant’s principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation

UMB Distribution Services, LLC	$0	$0	$0	$485,137

UMB Distribution Services, LLC serves as each Fund’s principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. For marketing and distribution services provided, UMB Distribution Services receives a fee beginning at the annual rate of 0.02% of each Fund’s average daily net assets and decreasing as the assets of each Fund reach certain levels, subject to a minimum annual fee of $25,000 per Fund.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant’s offices at 1200 17th Street, Suite 1600, Denver, CO 80202, except: (1) records held and maintained by State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts 02110 relating to its functions as custodian; (2) records held and maintained by UMB Fund Services, Inc. and UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, 53233, Milwaukee, Wisconsin 53202, relating to their functions as administrator, transfer agent and distributor, respectively; and (3) records held and maintained by State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts 02110 relating to its role as fund accountant.

ITEM 29.	MANAGEMENT SERVICES

Not Applicable.

ITEM 30.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia, on this 25th day of June, 2007.

THE MARSICO INVESTMENT FUND

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,*
PRESIDENT

By:	/s/ Sander M. Bieber
Sander M. Bieber
As ATTORNEY-IN-FACT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ Thomas F. Marsico	Trustee, President and Chief Executive Officer	June 25, 2007
Thomas F. Marsico*	(Principal Executive Officer)

/s/ Walter A. Koelbel, Jr.	Trustee	June 25, 2007
Walter A. Koelbel, Jr.*

/s/ Michael D. Rierson	Trustee	June 25, 2007
Michael D. Rierson*

/s/ Joseph T. Willett	Trustee	June 25, 2007
Joseph T. Willett*

/s/ Jay S. Goodgold	Trustee	June 25, 2007
Jay S. Goodgold**

/s/ Christopher E. Kubasik	Trustee	June 25, 2007
Christopher E. Kubasik**

/s/ Elizabeth Hoffman	Trustee	June 25, 2007
Elizabeth Hoffman**

SIGNATURE	TITLE	DATE

/s/ Christopher J. Marsico	Vice President and Treasurer	June 25, 2007
Christopher J. Marsico*	(Principal Financial and Accounting Officer)

By:	/s/ Sander M. Bieber
Sander M. Bieber
As ATTORNEY-IN-FACT

*	Pursuant to power of attorney filed in Registrant’s Registration Statement (333-36975) on January 31, 2006 and incorporated herein by reference.
**	Pursuant to power of attorney filed in Registrant’s Registration Statement (333-36975) on October 4, 2006 and incorporated herein by reference.

Exhibit List

(d)(6)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Global Fund

(e)(2)	Amended Schedule A to the Amended and Restated Distribution Agreement

(h)(3)	Amended Schedule A to the Amended and Restated Administration Agreement

(h)(8)	Amended Schedule A to the Amended and Restated Transfer Agency Agreement

(h)(10)	Expense Reimbursement Agreement relating to the Marsico Focus Fund, the Marsico Growth Fund, the Marsico International Opportunities Fund, the Marsico 21st Century Fund, the Marsico Flexible Capital Fund and the Marsico Global Fund

(h)(11)	Master Accounting Services Agreement

(i)	Opinion and Consent of Counsel

(j)	Consent of PricewaterhouseCoopers